June 27, 2002


To Shareholders of the following Series of the Exeter Fund:

Defensive Series
Blended Asset Series I
Blended Asset Series II
Maximum Horizon Series
Tax Managed Series
PureMark R Series

Dear Shareholder:

Enclosed is a copy of the Semi-Annual Report for each of the above Series of the Exeter Fund in which you were invested as of April 30, 2002. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 if you have any questions about the Semi-Annual Reports or about the Fund.

Sincerely,

/s/ Amy J. Williams

Amy J. Williams
Fund Services Manager

EXETER FUND, INC.
SEMI-ANNUAL REPORT
APRIL 30, 2002
TAX MANAGED SERIES

Management Discussion and Analysis (unaudited)



DEAR  SHAREHOLDERS:

The equity market rallied sharply at the end of 2001 and has been retracing its Gains over the first four months of 2002. During the last six months, the Tax Managed Series performed well, achieving a 10.52% total return, far outpacing the 2.31% return of the S&P 500 over the same time period. This continues the excellent performance of the Tax Managed Series since inception.

The continued strong performance of the Tax Managed Series can be attributed to several factors. The Series maintains significant investments in blue-chip consumer and retail companies. These companies have performed extremely well over the last six months. The investments in Energy Drilling and Services have also performed extremely well. While the recent turmoil in the Middle East has helped these shares outperform recently, we also continue to like the long-term outlook in this industry. It was one of the areas of the economy that investors avoided during the technology bubble, creating a favorable supply/demand dynamic going forward. The Series also benefited from the prospect of economic recovery as several of its investments in the materials sector performed extremely well.

In managing the Tax Managed Series, we seek attractively valued companies with excellent long-term growth opportunities. Frequently this involves investing in industry leaders in areas of the market that are currently out of favor. For example, we've recently taken advantage of opportunities to add positions in both the Health Care and Utility sectors. We believe that these sectors offer solid long-term growth prospects at an attractive price. Additionally, the fall off in advertising revenue created a buying opportunity in media companies. We took advantage of this opportunity to add media companies that we believe are well positioned in the industry.

The Tax Managed Series continues to maintain a well-diversified portfolio. The Series maintains investments in several high quality financials. These companies have performed well and continue to offer good long-term growth prospects in our opinion. Additionally, the Series maintains an investment in several regional telephone companies (the "Regional Bells"). While the telecommunications industry has been under pressure, we believe that the Regional Bells are well positioned and represent excellent values.

We have also made some sales within the portfolio during the last six months. Several holdings had increased in value so much that we felt them to be overvalued, and we felt it was better to sell them and realize capital gains than to continue to hold them and risk a decline. While we plan to hold stocks for the long-term, if a particular stock gets significantly overvalued over the short-term, we believe it is appropriate to sell the stock and realize a gain rather than risking a loss. In addition, we will work to offset gains through tactical sales and other methods available to us.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

Management  Discussion  and  Analysis  (unaudited)



[graphic]
[pie  chart]

Portfolio  Composition - As of 4/30/02

Chemicals & Allied Products - 22%
Crude Petroleum & Natural Gas - 5%
Electric Services - 3%
Electronics & Electrical Equipment - 5%
Food & Kindred Products - 6%
Industrial & Commercial Machinery & Computer Equipment - 9%
National & State Commercial Banks - 5%
Paper & Allied Products - 4%
Retail - Specialty Stores - 5%
Security & Commodity Brokers, Dealers & Services - 3%
Technical Instruments & Supplies - 4%
Telecommunication Services - 6%
Cash, short-term investments and other assets, less liabilities - 13% Miscellaneous* - 10%

*Miscellaneous

Health Services
Motion Picture Production
Non-Depository Credit Institutions
Research, Development, & Testing Services
Restaurants
Software
Transportation

Performance Update as of April 30, 2002 (unaudited)



Exeter Fund, Inc. - Tax Managed Series






                               Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $     9,970         -0.30%    -0.30%
Five Year   $    17,188         71.88%    11.43%
Inception 1 $    22,636        126.36%    13.39%




Standard  &  Poor's  500  Total  Return  Index





                               Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $     8,738        -12.62%   -12.62%
Five Year   $    14,392         43.92%     7.55%
Inception 1 $    20,484        104.84%    11.66%





The value of a $10,000 investment in the Exeter Fund, Inc. - Tax Managed Series from its inception (11/1/95) to present (4/30/02) as compared to the Standard & Poor's (S&P) 500 Total Return Index.2

[graphic]
[line-chart]

Data  for  line  chart  to  follow:




            Exeter Fund, Inc.   Standard & Poor's 500
Date        Tax Managed Series  Total Return Index
11/1/1995              $10,000                $10,000
10/31/1996              11,630                 12,408
10/31/1997              15,200                 16,392
10/31/1998              14,855                 19,996
10/31/1999              18,129                 25,127
10/31/2000              23,863                 26,656
10/31/2001              20,480                 20,022
4/30/2002               22,636                 20,484




1 The Series and Index performance are calculated from November 1, 1995, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter Market. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

Investment Portfolio - April 30, 2002 (unaudited)





                                                              SHARES   VALUE (NOTE 2)
                                                              ------  ---------------
COMMON STOCKS - 87.31%
CHEMICALS & ALLIED PRODUCTS - 22.48%
PHARMACEUTICAL PREPARATIONS - 11.15%
Bristol-Myers Squibb Co.                                       3,925  $       113,040
Merck & Co., Inc.                                                775           42,114
Johnson & Johnson                                                400           25,544
Novartis AG - ADR (Switzerland) (Note 7)                       1,325           55,610
Pfizer, Inc.                                                     887           32,242
Pharmacia Corp.                                                2,646          109,095
Schering-Plough Corp.                                          3,725          101,692
                                                                      ---------------
                                                                              479,337
                                                                      ---------------

MISCELLANEOUS - 11.33%
Bayer AG (Germany) (Note 7)                                    1,675           55,166
The Clorox Co.                                                   875           38,719
The Estee Lauder Companies, Inc. - Class A                     2,050           74,107
The Gillette Co.                                               2,925          103,779
Procter & Gamble Co.                                           1,025           92,517
Sigma-Aldrich Corp.                                            1,325           62,779
Syngenta AG - ADR (Switzerland) (Note 7)                       4,900           60,025
                                                                      ---------------
                                                                              487,092
                                                                      ---------------
                                                                              966,429
                                                                      ---------------

CRUDE PETROLEUM & NATURAL GAS - 4.99%
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)   3,100           72,540
Schlumberger Ltd.                                              1,750           95,813
Transocean Sedco Forex, Inc.                                   1,300           46,150
                                                                      ---------------
                                                                              214,503
                                                                      ---------------

ELECTRIC SERVICES - 2.96%
Allegheny Energy, Inc.                                           975           40,872
Cinergy Corp.                                                  1,200           42,636
PPL Corp.                                                      1,150           43,826
                                                                      ---------------
                                                                              127,334
                                                                      ---------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 5.35%
Emerson Electric Co.                                             725           38,708
Lucent Technologies, Inc.*                                    17,175           79,005
Nortel Networks Corp.* (Canada) (Note 7)                       6,600           22,440
Texas Instruments, Inc.                                        2,900           89,697
                                                                      ---------------
                                                                              229,850
                                                                      ---------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 2002 (unaudited)





                                                  SHARES   VALUE (NOTE 2)
                                                  ------  ---------------
FOOD & KINDRED PRODUCTS - 6.16%
Diageo plc - ADR (United Kingdom) (Note 7)         1,150  $        60,777
H.J. Heinz Co.                                     1,000           41,990
Nestle S.A. (Switzerland) (Note 7)                   225           53,191
PepsiCo, Inc.                                        300           15,570
Unilever plc - ADR (United Kingdom) (Note 7)       2,550           93,202
                                                          ---------------
                                                                  264,730
                                                          ---------------

HEALTH SERVICES - 2.25%
Caremark Rx, Inc.*                                 4,500           96,750
                                                          ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
EQUIPMENT - 9.03%
OIL & GAS FIELD MACHINERY & EQUIPMENT - 4.45%
Baker Hughes, Inc.                                 1,200           45,216
Cooper Cameron Corp.*                              1,000           54,840
Varco International, Inc.*                         1,475           30,223
Weatherford International, Inc.*                   1,225           61,091
                                                          ---------------
                                                                  191,370
                                                          ---------------

MISCELLANEOUS - 4.58%
3M Co.                                               350           44,030
Diebold, Inc.                                        800           30,256
Lexmark International, Inc.*                       2,050          122,549
                                                          ---------------
                                                                  196,835
                                                          ---------------
                                                                  388,205
                                                          ---------------

MOTION PICTURE PRODUCTION - 1.72%
AOL Time Warner, Inc.*                             3,900           74,178
                                                          ---------------

NATIONAL & STATE COMMERCIAL BANKS - 5.34%
The Bank of New York Co., Inc.                     1,575           57,629
M&T Bank Corp.                                       200           17,076
MBNA Corp.                                         1,250           44,313
Mellon Financial Corp.                             1,575           59,472
State Street Corp.                                 1,000           51,110
                                                          ---------------
                                                                  229,600
                                                          ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.45%
American Express Co.                               1,525           62,540
                                                          ---------------

PAPER & ALLIED PRODUCTS - 4.10%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)      3,100           67,425
Kimberly-Clark Corp.                               1,675          109,076
                                                          ---------------
                                                                  176,501
                                                          ---------------

RESEARCH, DEVELOPMENT, & TESTING SERVICES - 1.68%
IMS Health, Inc.                                   3,500           72,135
                                                          ---------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 2002 (unaudited)





                                                           SHARES    VALUE (NOTE 2)
                                                           -------  ---------------
RESTAURANTS - 0.66%
McDonald's Corp.                                             1,000  $        28,400
                                                                    ---------------

RETAIL - SPECIALTY STORES - 4.73%
Best Buy Co., Inc.*                                            500           37,175
CVS Corp.                                                    1,000           33,480
The Home Depot, Inc.                                           875           40,574
RadioShack Corp.                                               900           28,080
Staples, Inc.*                                               1,325           26,460
Wal-Mart Stores, Inc.                                          675           37,706
                                                                    ---------------
                                                                            203,475
                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS & SERVICES - 2.91%
Merrill Lynch & Co., Inc.                                    1,200           50,328
Morgan Stanley Dean Witter & Co.                               725           34,597
T. Rowe Price Group, Inc.                                    1,150           40,330
                                                                    ---------------
                                                                            125,255
                                                                    ---------------

SOFTWARE - 0.33%
Oracle Corp.*                                                1,400           14,056
                                                                    ---------------

TECHNICAL INSTRUMENTS & SUPPLIES - 3.60%
Applera Corp. - Applied Biosystems Group                     5,250           89,880
Millipore Corp.                                              1,300           51,935
Mykrolis Corp.*                                                879           12,956
                                                                    ---------------
                                                                            154,771
                                                                    ---------------

TELECOMMUNICATION SERVICES -  6.00%
BellSouth Corp.                                              1,925           58,424
SBC Communications, Inc.                                     1,825           56,685
Verizon Communications, Inc.                                 1,450           58,159
The Walt Disney Co.                                          3,650           84,607
                                                                    ---------------
                                                                            257,875
                                                                    ---------------

TRANSPORTATION - 1.57%
Carnival Corp.                                               2,025           67,453
                                                                    ---------------

TOTAL COMMON STOCKS
(Identified Cost  $3,364,509)                                             3,754,040
                                                                    ---------------

SHORT-TERM INVESTMENTS - 9.70%
Dreyfus Treasury Cash Management Fund
(Identified Cost  $417,315)                                417,315          417,315
                                                                    ---------------



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - April 30, 2002 (unaudited)





                                        VALUE (NOTE 2)
                                        ---------------
TOTAL INVESTMENTS - 97.01%
(Identified Cost  $3,781,824)           $     4,171,355
OTHER ASSETS, LESS LIABILITIES - 2.99%          128,514
                                        ---------------

NET ASSETS - 100%                       $     4,299,869
                                        ===============



*Non-income producing security
ADR - American Depository Receipt

FEDERAL TAX INFORMATION:
At April 30, 2002, the net unrealized appreciation based on identified cost for federal income tax purposes of $3,781,824 was as follows:





Unrealized appreciation        $ 644,843
Unrealized depreciation         (255,312)
                               ----------

UNREALIZED APPRECIATION - NET  $ 389,531
                               ==========



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (unaudited)



APRIL 30, 2002





ASSETS:
Investments, at value (identified cost $3,781,824) (Note 2)  $4,171,355
Foreign currency, at value (cost $599)                              612
Receivable for fund shares sold                                 154,000
Dividends receivable                                              8,889
Foreign tax reclaims receivable                                     261
Receivable from investment advisor (Note 3)                       1,843
                                                             ----------

TOTAL ASSETS                                                  4,336,960
                                                             ----------


LIABILITIES:

Accrued fund accounting fees (Note 3)                             6,916
Accrued transfer agent fees (Note 3)                              4,906
Accrued directors' fees (Note 3)                                  1,491
Audit fees payable                                               14,810
Custodian fees payable                                              700
Other payables and accrued expenses                               8,268
                                                             ----------

TOTAL LIABILITIES                                                37,091
                                                             ----------

TOTAL NET ASSETS                                             $4,299,869
                                                             ==========


NET ASSETS CONSIST OF:

Capital stock                                                $    2,002
Additional paid-in-capital                                    3,865,386
Undistributed net investment income                               6,453
Accumulated net realized gain on investments                     36,481
Net unrealized appreciation on investments                      389,547
                                                             ----------

TOTAL NET ASSETS                                             $4,299,869
                                                             ==========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($4,299,869/200,219 shares)        $    21.48
                                                             ==========



The accompanying notes are an integral part of the financial statements.

Statement of Operations (unaudited)



FOR THE SIX MONTHS ENDED APRIL 30, 2002





INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $334)      $ 29,638
                                                   ---------

EXPENSES:

Management fees (Note 3)                             19,287
Fund accounting fees (Note 3)                        25,528
Transfer agent fees (Note 3)                         14,257
Directors' fees (Note 3)                              3,323
Audit fees                                           11,405
Custodian fees                                        1,785
Miscellaneous                                         4,861
                                                   ---------

Total Expenses                                       80,446

Less reduction of expenses (Note 3)                 (57,278)
                                                   ---------

Net Expenses                                         23,168
                                                   ---------

NET INVESTMENT INCOME                                 6,470
                                                   ---------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:

Net realized gain on investments                     68,894
                                                   ---------

Net change in unrealized appreciation on -
Investments                                         276,761
Foreign currency and other assets and liabilites         16
                                                   ---------
                                                    276,777
                                                   ---------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                         345,671
                                                   ---------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                         $352,141
                                                   =========



The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets





                                                          FOR THE
                                                         SIX MONTHS     FOR THE
                                                           ENDED         YEAR
                                                          4/30/02        ENDED
                                                        (unaudited)    10/31/01
                                                        ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $     6,470   $   17,855
Net realized gain (loss) on investments                      68,894      (20,214)
Net change in unrealized appreciation on
investments                                                 276,777     (470,589)
                                                        ------------  -----------

Net increase (decrease) from operations                     352,141     (472,948)
                                                        ------------  -----------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                  (17,858)      (6,429)
                                                        ------------  -----------

CAPITAL STOCK ISSUED AND REPURCHASED:


Net increase from capital share transactions
(Note 5)                                                    603,823    1,891,140
                                                        ------------  -----------

Net increase in net assets                                  938,106    1,411,763

NET ASSETS:

Beginning of period                                       3,361,763    1,950,000
                                                        ------------  -----------

END OF PERIOD (including undistributed net investment
income of $6,453 and $17,841, respectively)             $ 4,299,869   $3,361,763
                                                        ============  ===========



The accompanying notes are an integral part of the financial statements.

Financial Highlights





                                                      FOR THE
                                                     SIX MONTHS
                                                       ENDED
                                                     4/30/02                             FOR THE YEARS ENDED
                                                    (UNAUDITED)        10/31/01           10/31/00      10/31/99      10/31/98
                                                    ------------  ---------------------  ------------  ------------  ------------
PER SHARE DATA (FOR A SHARE
OUTSTANDING THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $     19.53   $              22.83   $     17.42   $     14.46   $     15.20
                                                    ------------  ---------------------  ------------  ------------  ------------

Income from investment operations:
Net investment income (loss)                               0.03                   0.11          0.07          0.08          0.10
Net realized and unrealized gain (loss)
on investments                                             2.02                  (3.34)         5.43          3.07         (0.44)
                                                    ------------  ---------------------  ------------  ------------  ------------

Total from investment operations                           2.05                  (3.23)         5.50          3.15         (0.34)
                                                    ------------  ---------------------  ------------  ------------  ------------

Less distributions to shareholders:
From net investment income                                (0.10)                 (0.07)        (0.09)        (0.13)            -
From net realized gain on investments                         -                      -             -         (0.06)        (0.40)
                                                    ------------  ---------------------  ------------  ------------  ------------

Total distributions to shareholders                       (0.10)                 (0.07)        (0.09)        (0.19)        (0.40)
                                                    ------------  ---------------------  ------------  ------------  ------------

NET ASSET VALUE - END OF PERIOD                     $     21.48   $              19.53   $     22.83   $     17.42   $     14.46
                                                    ============  =====================  ============  ============  ============

Total return 1                                            10.52%               (14.17%)        31.63%        22.04%       (2.27%)

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                1.20% 2                  1.20%         1.20%         1.20%         1.20%
Net investment income (loss)                             0.34% 2                  0.67%         0.36%         0.49%         0.73%

Portfolio turnover                                           21%                    44%           67%           85%           65%

NET ASSETS - END OF PERIOD (000's omitted)          $     4,300   $              3,362   $     1,950   $     1,069   $       772
                                                    ============  =====================  ============  ============  ============





                                             FOR THE YEARS ENDED
                                                      10/31/97
                                                    ------------
PER SHARE DATA (FOR A SHARE
OUTSTANDING THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $     11.63
                                                    ------------

Income from investment operations:
Net investment income (loss)                              (0.01)
Net realized and unrealized gain (loss)
on investments                                             3.58
                                                    ------------

Total from investment operations                           3.57
                                                    ------------

Less distributions to shareholders:
From net investment income                                    -
From net realized gain on investments                         -
                                                    ------------

Total distributions to shareholders                           -
                                                    ------------

NET ASSET VALUE - END OF PERIOD                     $     15.20
                                                    ============

Total return 1                                            30.70%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                  1.20%
Net investment income (loss)                             (0.09%)

Portfolio turnover                                          103%

NET ASSETS - END OF PERIOD (000's omitted)          $       524
                                                    ============



* The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:


2.96% 2             3.23%              3.34%          2.67%        3.97%         6.88%



1 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.
2 Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)



1.     ORGANIZATION
Tax Managed Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the Series' total return.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of April 30, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 37.5 million have been designated as Tax Managed Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net

Notes  to  Financial  Statements  (unaudited)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FEDERAL  INCOME  TAXES  (continued)
realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

At April 30, 2002 the Series, for federal income tax purposes, had capital loss carryforwards of $9,023, $2,450 and $20,940 that will expire on October 31, 2007, 2008 and 2009, respectively.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including foreign currency gains and losses. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. The Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

OTHER
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., doing business as Exeter Asset Management (the "Advisor"), for which the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1.0% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all of the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 1.2% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $19,287 and assumed expenses amounting to $37,991 for the six months ended April 30, 2002, which is reflected as a reduction of expenses on the Statement of Operations.

Notes  to  Financial  Statements  (unaudited)



3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Fund also pays the Advisor an annual fee of $10,000 for each additional active class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $25,000 per Class, an additional $37.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the six months ended April 30, 2002, purchases and sales of securities, other than United States Government securities and short-term securities, were $800,680 and $765,889, respectively. There were no purchases or sales of United States Government securities.

5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  Tax Managed Series Class A Common Stock were:



                      For the Six Months               For the Year
                         Ended 4/30/02                Ended 10/31/01
                      -------------------             ---------------
                   Shares          Amount        Shares         Amount
             -------------------  ---------  ---------------  -----------
Sold                     30,914   $663,305          102,107   $2,193,866
Reinvested                  846     17,849              287        6,429
Repurchased              (3,650)   (77,331)         (15,691)    (309,155)
             -------------------  ---------  ---------------  -----------
Net change               28,110   $603,823           86,703   $1,891,140
             ===================  =========  ===============  ===========



The Advisor owned 23,196 shares on April 30, 2002 and 23,082 shares on October 31, 2001.

6.          FINANCIAL  INSTRUMENTS
The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on April 30, 2002.

7.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

EXETER  FUND,  INC.
SEMI-ANNUAL  REPORT
APRIL  30,  2002
PUREMARK R SERIES

[This page intentionally left blank]

Management  Discussion  and  Analysis  (unaudited)



DEAR  SHAREHOLDERS:


While the economy appears to have entered into a fitful recovery since our last Annual Report, stock markets continue to struggle for traction in an environment of uncertainty. Doubts linger as to the sustainability of the recovery even as stronger economic news raises the specter of higher interest rates and inflation. Ongoing media coverage of the aggressive accounting techniques employed by Enron and a few other firms has cast doubt in the minds of some investors regarding the overall integrity of financial reporting. These factors, taken together with high valuations, have left investors somewhat reticent, resulting in considerable sideways market movement. Still, it is important to note that the consensus has shifted. At the time of the Annual Report, investors were questioning when the recovery would occur, whereas current sentiment revolves around the assumed recovery's scope and strength. This is typical of an economy in transition, as investors seek to regain their confidence in the ability of markets to move forward.

Equity market returns over the past six months through April 2002 reflect these struggles, with the S&P 500 returning only 2.3% and the technology-heavy NASDAQ returning 0.1%. The broader Russell 3000 R Index managed a higher return of 4.5% over the same period, while the PureMark R Series continued to track the movements of the Russell 3000 R Index with somewhat better returns over this short time period.

Effective July 1, 2002, Russell will perform its annual reconstitution of the Russell 3000 R Index, presenting a revised portfolio that represents the 3,000 largest companies in the U.S. stock market as of that date. In July we will re-balance the PureMark R Series accordingly, in keeping with our dual objectives of maintaining risk and sector characteristics similar to those of the Index while screening out firms with business activities involving tobacco, alcohol, pornography, gambling or abortion.

We appreciate the opportunity to serve your socially responsible investment needs.

Sincerely,

EXETER  ASSET  MANAGEMENT

Performance  Update  as  of  April  30,  2002  (unaudited)



Exeter  Fund,  Inc.  -  PureMark R  Series  Class  A




                                Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $     9,390         -6.10%    -6.10%
Inception 1 $     8,586        -14.14%    -6.73%




Russell  3000 R  Index




                                Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $     8,927        -10.73%   -10.73%
Inception 1 $     8,298        -17.02%    -8.17%




The value of a $10,000 investment in the Exeter Fund, Inc. - PureMark R Series Class A from its inception (2/22/00) to present (4/30/02) as compared to the Russell 3000 R Index for the same time period.2


<graphic>
<line  chart>

Data  for  line  chart  to  follow:




                Exeter Fund, Inc.      Russell 3000 R
Date        PureMark R Series Class A         Index
2/22/2000   $                  10,000  $       10,000
4/30/2000                      10,550          10,679
7/31/2000                      10,200          10,497
10/31/2000                     10,240          10,612
1/31/2001                       9,898          10,131
4/30/2001                       9,144           9,295
7/31/2001                       9,003           9,046
10/31/2001                      8,037           7,941
1/31/2002                       8,718           8,565
4/30/2002                       8,586           8,298




1Class A and Index performance are calculated from February 22, 2000, the Class' inception date. The Class' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Class' performance is historical and may not be indicative of future results.

2The Russell 3000 R Index is an unmanaged index that consists of the 3,000 largest U.S companies, based on market capitalization. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike the Class returns, the Index returns do not reflect any fees or expenses.

Performance  Update  as  of  April  30,  2002  (unaudited)



Exeter  Fund,  Inc.  -  PureMark R  Series  Class  C




                                Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $     9,318         -6.82%    -6.82%
Inception 1 $     8,048        -19.52%   -11.79%




Russell  3000 R  Index




                               Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $     8,927        -10.73%   -10.73%
Inception 1 $     7,734        -22.66%   -13.79%




The value of a $10,000 investment in the Exeter Fund, Inc. - PureMark R Series Class C from its inception (8/7/00) to present (4/30/02) as compared to the Russell 3000 R Index for the same time period.2

<graphic>
<line  chart>

Data  for  line  chart  to  follow:




                Exeter Fund, Inc.      Russell 3000 R
Date        PureMark R Series Class C        Index
8/7/2000    $                  10,000  $        10,000
10/31/2000                      9,710            9,891
1/31/2001                       9,369            9,442
4/30/2001                       8,637            8,663
7/31/2001                       8,486            8,431
10/31/2001                      7,564            7,401
1/31/2002                       8,189            7,982
4/30/2002                       8,048            7,734



1Class C and Index performance are calculated from August 7, 2000, the Class' inception date. The Class' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Class' performance is historical and may not be indicative of future results.

2The Russell 3000 R Index is an unmanaged index that consists of the 3,000 largest U.S companies, based on market capitalization. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike the Class returns, the Index returns do not reflect any fees or expenses.

Performance  Update  as  of  April  30,  2002  (unaudited)



Exeter  Fund,  Inc.  -  PureMark R  Series  Class  E




                               Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $     9,364         -6.36%    -6.36%
Inception 1 $     8,379        -16.21%    -6.90%




Russell  3000 R  Index




                               Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $     8,927        -10.73%   -10.73%
Inception 1 $     8,503        -14.97%    -6.34%



The value of a $10,000 investment in the Exeter Fund, Inc. - PureMark R Series Class E from its inception (11/10/99) to present (4/30/02) as compared to the Russell 3000 R Index for the same time period.2

<graphic>
<line  chart>

Data  for  line  chart  to  follow:




                Exeter Fund, Inc.      Russell 3000 R
Date        PureMark R Series Class E        Index
11/10/1999  $                  10,000  $        10,000
1/31/2000                       9,967           10,422
4/30/2000                      10,347           10,943
7/31/2000                       9,997           10,757
10/31/2000                     10,037           10,875
1/31/2001                       9,702           10,382
4/30/2001                       8,948            9,525
7/31/2001                       8,807            9,269
10/31/2001                      7,862            8,138
1/31/2002                       8,520            8,777
4/30/2002                       8,379            8,503



1Class E and Index performance are calculated from November 10, 1999, the Class' inception date. The Class' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Class' performance is historical and may not be indicative of future results.

2The Russell 3000 R Index is an unmanaged index that consists of the 3,000 largest U.S companies, based on market capitalization. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike the Class returns, the Index returns do not reflect any fees or expenses.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                SHARES  VALUE (NOTE 2)
                                                ------  ---------------

COMMON STOCKS - 98.50%
AMUSEMENT & RECREATION SERVICES - 0.22%
Gaylord Entertainment Co.*                         123  $         3,339
Westwood One, Inc.*                                277            9,972
                                                        ---------------
                                                                 13,311
                                                        ---------------

APPAREL & ACCESSORY STORES - 0.45%
Charlotte Russe Holding, Inc.*                     208            5,853
The Gap, Inc.                                      330            4,656
Kohl's Corp.*                                      160           11,792
The Limited, Inc.                                  231            4,426
                                                        ---------------
                                                                 26,727
                                                        ---------------

APPAREL MANUFACTURERS - 0.20%
Garan, Inc.                                         22            1,419
V.F. Corp.                                         246           10,767
                                                        ---------------
                                                                 12,186
                                                        ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.04%
Bandag, Inc.                                        70            2,701
                                                        ---------------

BUILDING MATERIALS & HARDWARE - RETAIL - 1.32%
The Home Depot, Inc.                             1,312           60,837
Lowe's Companies, Inc.                             427           18,058
                                                        ---------------
                                                                 78,895
                                                        ---------------

BUSINESS SERVICES - 5.88%
ADVERTISING AGENCIES - 0.29%
Grey Global Group, Inc.                              3            2,148
The Interpublic Group of Companies, Inc.           204            6,300
Omnicom Group, Inc.                                103            8,986
                                                        ---------------
                                                                 17,434
                                                        ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN - 0.60%
Computer Sciences Corp.*                            85            3,812
National Instruments Corp.*                        228            8,762
The Reynolds & Reynolds Co.                        309            8,949
Sun Microsystems, Inc.*                          1,726           14,119
                                                        ---------------
                                                                 35,642
                                                        ---------------

COMPUTER PROCESSING & DATA PREPARATION
SERVICES - 0.81%
Automatic Data Processing, Inc.                    375           19,065
First Data Corp.                                   214           17,011
Fiserv, Inc.*                                      108            4,802
NCR Corp.*                                         200            7,772
                                                        ---------------
                                                                 48,650
                                                        ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                          SHARES  VALUE (NOTE 2)
                                          ------  ---------------
BUSINESS SERVICES (continued)
PREPACKAGED SOFTWARE - 3.32%
Adobe Systems, Inc.                          129  $         5,155
ANSYS, Inc.*                                 180            4,590
Computer Associates International, Inc.      287            5,338
Electronic Arts, Inc.*                        71            4,193
Fair, Isaac & Co., Inc.                      131            7,302
Intuit, Inc.*                                101            3,957
Microsoft Corp.*                           2,383          124,536
Oracle Corp.*                              2,205           22,138
PC-Tel, Inc.*                                408            3,346
Siebel Systems, Inc.*                        210            5,080
SunGard Data Systems, Inc.*                  168            5,000
VERITAS Software Corp.*                      255            7,227
webMethods, Inc.*                             84            1,250
                                                  ---------------
                                                          199,112
                                                  ---------------

MISCELLANEOUS - 0.86%
Akamai Technologies, Inc.*                 1,415            3,240
Cendant Corp.*                               505            9,085
ChoicePoint, Inc.*                           224           12,419
Concord EFS, Inc.*                           289            9,139
Electronic Data Systems Corp.                267           14,487
NetRatings, Inc.*                            241            3,331
                                                  ---------------
                                                           51,701
                                                  ---------------
                                                          352,539
                                                  ---------------

CHEMICALS & ALLIED PRODUCTS - 11.10%
BIOLOGICAL PRODUCTS - 1.08%
Amgen, Inc.*                                 612           32,363
Biogen, Inc.*                                477           20,735
Gilead Sciences, Inc.*                       107            3,330
IDEC Pharmaceuticals Corp.*                   63            3,462
MedImmune, Inc.*                             139            4,643
                                                  ---------------
                                                           64,533
                                                  ---------------

PHARMACEUTICAL PREPARATIONS - 5.81%
Abbott Laboratories                        1,243           67,060
Bristol-Myers Squibb Co.                   1,728           49,766
Eli Lilly & Co.                              653           43,131
Forest Laboratories, Inc.*                   248           19,131
Genentech, Inc.*                             121            4,295
Genzyme Corp. - General Division*            355           14,534
ICN Pharmaceuticals, Inc.                    397           10,981
King Pharmaceuticals, Inc.*                  110            3,447
Ligand Pharmaceuticals, Inc. - Class B*      302            4,702



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                  SHARES  VALUE (NOTE 2)
                                                  ------  ---------------
CHEMICALS & ALLIED PRODUCTS (continued)
PHARMACEUTICAL PREPARATIONS (continued)
Merck & Co., Inc.                                  1,607  $        87,324
Schering-Plough Corp.                              1,611           43,980
                                                          ---------------
                                                                  348,351
                                                          ---------------

SOAP, DETERGENTS & CLEANING PREPARATIONS - 2.59%
Alberto-Culver Co. - Class B                         147            8,022
Avon Products, Inc.                                  373           20,832
The Clorox Co.                                       401           17,744
Colgate-Palmolive Co.                                306           16,221
The Gillette Co.                                     596           21,146
Procter & Gamble Co.                                 762           68,778
Stepan Co.                                            88            2,442
                                                          ---------------
                                                                  155,185
                                                          ---------------

MISCELLANEOUS - 1.62%
Air Products & Chemicals, Inc.                       125            6,006
Avery Dennison Corp.                                  54            3,459
Chiron Corp.*                                        176            7,123
Church & Dwight Co., Inc.                            277            7,922
The Dow Chemical Co.                                 494           15,709
E.I. du Pont de Nemours & Co.                        533           23,719
FMC Corp.*                                           298           11,533
Immunex Corp.*                                       178            4,831
Olin Corp.                                           183            3,332
PPG Industries, Inc.                                  89            4,656
Praxair, Inc.                                         85            4,854
The Scotts Co. - Class A*                             83            3,960
                                                         ----------------
                                                                   97,104
                                                          ---------------
                                                                  665,173
                                                          ---------------

COMMUNICATIONS - 4.50%
RADIO & TELEVISION BROADCASTING STATIONS - 0.62%
Clear Channel Communications, Inc.*                  256           12,019
Entercom Communications Corp.*                       268           14,003
Fisher Communications, Inc.                           29            1,354
Hearst-Argyle Television, Inc.*                      105            2,843
Liberty Corp.                                         85            3,600
Univision Communications, Inc.*                       88            3,516
                                                          ---------------
                                                                   37,335
                                                          ---------------

TELEPHONE COMMUNICATIONS - 3.44%
ALLTEL Corp.                                         162            8,019
AT&T Corp.                                         1,811           23,760
AT&T Wireless Services, Inc.*                      1,062            9,505
BellSouth Corp.                                      964           29,257



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                  SHARES  VALUE (NOTE 2)
                                                  ------  ---------------
COMMUNICATIONS (continued)
TELEPHONE COMMUNICATIONS (continued)
Qwest Communications International, Inc.             647  $         3,254
SBC Communications, Inc.                           1,813           56,312
Sprint Corp.                                         373            5,912
Sprint Corp. - PCS Group*                            278            3,116
Time Warner Telecom, Inc. - Class A*                 341            1,286
Verizon Communications, Inc.                       1,473           59,082
WorldCom, Inc. - WorldCom Group*                   2,799            6,939
                                                          ---------------
                                                                  206,442
                                                          ---------------

MISCELLANEOUS - 0.44%
Comcast Corp. - Class A*                             506           13,535
Cox Communications, Inc. - Class A*                  100            3,339
PanAmSat Corp.*                                      141            3,312
Telephone & Data Systems, Inc.                        70            6,020
                                                          ---------------
                                                                   26,206
                                                          ---------------
                                                                  269,983
                                                          ---------------

CONSTRUCTION - SPECIAL TRADE CONTRACTORS - 0.05%
Chemed Corp.                                          71            2,726
                                                          ---------------

CRUDE PETROLEUM & NATURAL GAS - 0.86%
Anadarko Petroleum Corp.                             129            6,943
Apache Corp.                                          71            4,141
Berry Petroleum Co. - Class A                        151            2,567
Burlington Resources, Inc.                           105            4,665
Cabot Oil & Gas Corp. - Class A                      236            5,931
Kerr-McGee Corp.                                     257           15,369
Occidental Petroleum Corp.                           199            5,721
St. Mary Land & Exploration Co.                       62            1,500
Unocal Corp.                                         132            4,909
                                                          ---------------
                                                                   51,746
                                                          ---------------

DEPOSITORY INSTITUTIONS - 9.72%
NATIONAL COMMERCIAL BANKS - 5.73%
AmSouth Bancorp.                                     198            4,497
BB&T Corp.                                           258            9,825
Bank of America Corp.                                834           60,448
The Bank of New York Co., Inc.                       401           14,673
Bank One Corp.                                       641           26,198
Charter One Financial, Inc.                          123            4,352
Comerica, Inc.                                        99            6,222
FleetBoston Financial Corp.                          541           19,097
J.P. Morgan Chase & Co.                              998           35,030
KeyCorp                                              228            6,409
Marshall & Ilsley Corp.                               57            3,628



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                   SHARES  VALUE (NOTE 2)
                                                   ------  ---------------
DEPOSITORY INSTITUTIONS (continued)
NATIONAL COMMERCIAL BANKS (continued)
Mellon Financial Corp.                                236  $         8,911
National City Corp.                                   333           10,390
PNC Financial Services Group                          158            8,714
SouthTrust Corp.                                      186            4,962
State Street Corp.                                    172            8,791
SunTrust Banks, Inc.                                  136            9,245
U.S. Bancorp                                        1,008           23,890
Union Planters Corp.                                   74            3,708
Wachovia Corp.                                        721           27,427
Wells Fargo & Co.                                     916           46,853
                                                           ---------------
                                                                   343,270
                                                           ---------------

SAVINGS INSTITUTIONS, FEDERALLY CHARTERED - 0.86%
Golden West Financial Corp.                            67            4,582
OceanFirst Financial Corp.                             64            2,040
Sovereign Bancorp, Inc.                               945           13,636
Staten Island Bancorp, Inc.                           550           10,973
Washington Mutual, Inc.                               536           20,223
                                                           ---------------
                                                                    51,454
                                                           ---------------

STATE COMMERCIAL BANKS - 1.07%
Fifth Third Bancorp                                   274           18,794
First Virginia Banks, Inc.                            258           14,765
M&T Bank Corp.                                         44            3,757
Northern Trust Corp.                                  112            5,949
Regions Financial Corp.                               124            4,349
Synovus Financial Corp.                               147            3,975
Wilmington Trust Corp.                                205           12,944
                                                           ---------------
                                                                    64,533
                                                           ---------------

MISCELLANEOUS - 2.06%
Citigroup, Inc.                                     2,798          121,153
First Niagara Financial Group, Inc.                   101            2,198
                                                           ---------------
                                                                   123,351
                                                           ---------------
                                                                   582,608
                                                           ---------------

EATING PLACES - 0.79%
McDonald's Corp.                                      959           27,236
Tricon Global Restaurants, Inc.*                      316           19,927
                                                           ---------------
                                                                    47,163
                                                           ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.91%
ELECTRIC SERVICES - 2.79%
Alliant Energy Corp.                                  368           10,396
Ameren Corp.                                          299           12,486
American Electric Power Co., Inc.                     177            8,107



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                 SHARES  VALUE (NOTE 2)
                                                 ------  ---------------
ELECTRIC, GAS & SANITARY SERVICES (continued)
ELECTRIC SERVICES (continued)
CH Energy Group, Inc.                               163  $         8,377
Cleco Corp.                                         452           11,201
Consolidated Edison, Inc.                           115            5,013
DTE Energy Co.                                       87            3,945
Dominion Resources, Inc.                            146            9,697
Duke Energy Corp.                                   453           17,363
Exelon Corp.                                        175            9,502
FPL Group, Inc.                                      96            6,095
FirstEnergy Corp.                                   162            5,395
Hawaiian Electric Industries, Inc.                  207            9,779
NSTAR                                               253           11,587
Progress Energy, Inc.                               119            6,175
Public Service Enterprise Group, Inc.               108            5,006
Reliant Energy, Inc.                                139            3,528
Southern Co.                                        378           10,716
TXU Corp.                                           143            7,782
Xcel Energy, Inc.                                   200            5,086
                                                         ---------------
                                                                 167,236
                                                         ---------------

NATURAL GAS TRANSMISSION & DISTRIBUTION - 0.80%
Cascade Natural Gas Corp.                            44              990
Dynegy, Inc.                                        145            2,610
El Paso Corp.                                       277           11,080
The Laclede Group, Inc.                              72            1,760
National Fuel Gas Co.                                79            1,882
New Jersey Resources Corp.                          307            9,824
South Jersey Industries, Inc.                       102            3,621
Southwest Gas Corp.                                  87            2,153
WGL Holdings, Inc.                                  360            9,756
The Williams Companies, Inc.                        235            4,489
                                                         ---------------
                                                                  48,165
                                                         ---------------

MISCELLANEOUS - 0.32%
Entergy Corp.                                       105            4,872
PG&E Corp.                                          216            5,076
Waste Management, Inc.                              347            9,140
                                                         ---------------
                                                                  19,088
                                                         ---------------
                                                                 234,489
                                                         ---------------


ELECTRONICS & ELECTRICAL EQUIPMENT - 7.73%
COMMUNICATIONS EQUIPMENT - 0.84%
Comverse Technology, Inc.*                          819            9,853
Harris Corp.                                        175            6,337
Lucent Technologies, Inc.                         1,613            7,420



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                SHARES  VALUE (NOTE 2)
                                                ------  ---------------
ELECTRONICS & ELECTRICAL EQUIPMENT (continued)
COMMUNICATIONS EQUIPMENT (continued)
Motorola, Inc.                                   1,005  $        15,477
QUALCOMM, Inc.*                                    378           11,400
                                                        ---------------
                                                                 50,487
                                                        ---------------

MOTORS & GENERATORS - 0.34%
Baldor Electric Co.                                112            2,654
Emerson Electric Co.                               223           11,906
Franklin Electric Co., Inc.                         44            2,226
Regal-Beloit Corp.                                 147            3,844
                                                        ---------------
                                                                 20,630
                                                        ---------------

SEMICONDUCTORS & RELATED DEVICES - 3.43%
ATMI, Inc.*                                        355           10,828
Altera Corp.*                                      175            3,598
Analog Devices, Inc.*                              178            6,579
Avanex Corp.*                                      786            2,476
Broadcom Corp. - Class A*                           95            3,277
Fairchild Semiconductor Corp. - Class A*           426           11,476
Intel Corp.                                      3,408           97,503
Linear Technology Corp.                            162            6,295
Maxim Integrated Products, Inc.*                   159            7,918
Micron Technology, Inc.*                           286            6,778
Novellus Systems, Inc.*                             69            3,271
Photronics, Inc.*                                  370           12,192
Texas Instruments, Inc.                            889           27,497
Xilinx, Inc.*                                      156            5,891
                                                        ---------------
                                                                205,579
                                                        ---------------

MISCELLANEOUS - 3.12%
General Electric Co.                             5,436          171,506
Helix Technology Corp.                             182            4,925
Littelfuse, Inc.*                                  173            4,655
National Presto Industries, Inc.                    44            1,472
Rogers Corp.*                                      108            3,629
Technitrol, Inc.                                    28              711
                                                        ---------------
                                                                186,898
                                                        ---------------
                                                                463,594
                                                        ---------------

FABRICATED METAL PRODUCTS - 0.75%
Butler Manufacturing Co.                            64            1,780
Crane Co.                                          388           10,701
Illinois Tool Works, Inc.                          124            8,940
Lockheed Martin Corp.                              206           12,957
Masco Corp.                                        252            7,081



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                SHARES  VALUE (NOTE 2)
                                                ------  ---------------
FABRICATED METAL PRODUCTS (continued)
SPS Technologies, Inc.*                             86  $         3,364
                                                        ---------------
                                                                 44,823
                                                        ---------------

FABRICATED RUBBER PRODUCTS - 0.15%
Cooper Tire & Rubber Co.                           301            7,465
West Pharmaceutical Services, Inc.                  61            1,708
                                                        ---------------
                                                                  9,173
                                                        ---------------

FOOD & KINDRED PRODUCTS - 3.90%
BEVERAGES - 2.14%
The Coca-Cola Co.                                1,401           77,770
Coca-Cola Bottling Co.                               8              393
PepsiCo, Inc.                                      968           50,239
                                                        ---------------
                                                                128,402
                                                        ---------------

FRUITS & VEGETABLES & RELATED PRODUCTS - 1.02%
Campbell Soup Co.                                  124            3,424
ConAgra Foods, Inc.                              1,009           24,720
H.J. Heinz Co.                                     565           23,724
Lancaster Colony Corp.                             240            9,240
                                                        ---------------
                                                                 61,108
                                                        ---------------

GRAIN MILL PRODUCTS - 0.42%
Corn Products International, Inc.                  332           10,989
General Mills, Inc.                                205            9,030
Kellogg Co.                                        136            4,885
                                                        ---------------
                                                                 24,904
                                                        ---------------

MISCELLANEOUS - 0.32%
Hershey Foods Corp.                                 54            3,672
J&J Snack Foods Corp.*                              46            1,748
Sara Lee Corp.                                     434            9,192
Wm. Wrigley Jr. Co.                                 84            4,620
                                                        ---------------
                                                                 19,232
                                                        ---------------
                                                                233,646
                                                        ---------------

FOOD STORES - 0.68%
Albertson's, Inc.                                  222            7,446
The Kroger Co.*                                  1,154           26,277
Starbucks Corp.*                                   209            4,769
Weis Markets, Inc.                                  65            2,009
                                                        ---------------
                                                                 40,501
                                                        ---------------

FORESTRY - 0.32%
Rayonier, Inc.                                     208           12,203
Weyerhaeuser Co.                                   117            6,974
                                                        ---------------
                                                                 19,177
                                                        ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                        SHARES  VALUE (NOTE 2)
                                                        ------  ---------------
FURNITURE & FIXTURES - 0.66%
Hillenbrand Industries, Inc.                                59  $         3,811
Johnson Controls, Inc.                                      50            4,312
Leggett & Platt, Inc.                                      391           10,283
Newell Rubbermaid, Inc.                                    668           20,975
                                                                ---------------
                                                                         39,381
                                                                ---------------

GENERAL MERCHANDISE STORES - 2.59%
Federated Department Stores, Inc.*                         100            3,973
The May Department Stores Co.                              164            5,688
Sears, Roebuck & Co.                                       157            8,282
TJX Companies, Inc.                                        645           28,109
Target Corp.                                               502           21,912
Wal-Mart Stores, Inc.                                    1,568           87,588
                                                                ---------------
                                                                        155,552
                                                                ---------------

GLASS & GLASSWARE - 0.05%
Corning, Inc.                                              465            3,111
                                                                ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.21%
Bed Bath & Beyond, Inc.*                                   157            5,836
Best Buy Co., Inc.*                                         91            6,766
                                                                ---------------
                                                                         12,602
                                                                ---------------

HOTELS & MOTELS - 0.19%
The Marcus Corp.                                           198            3,425
Prime Hospitality Corp.*                                   284            3,661
Starwood Hotels & Resorts Worldwide, Inc.                  114            4,309
                                                                ---------------
                                                                         11,395
                                                                ---------------

INDUSTRIAL & COMMERCIAL MACHINERY - 6.35%
COMPUTER & OFFICE EQUIPMENT - 4.22%
3M Co.                                                     213           26,795
Apple Computer, Inc.*                                      186            4,514
Cisco Systems, Inc.*                                     3,849           56,388
Compaq Computer Corp.                                      874            8,871
Dell Computer Corp.*                                     1,182           31,134
EMC Corp.*                                               1,188           10,858
Hewlett-Packard Co.                                        827           14,142
International Business Machines Corp. (IBM)                954           79,907
Lexmark International, Inc.*                                68            4,065
Pitney Bowes, Inc.                                         131            5,515
Solectron Corp.*                                         1,455           10,622
                                                                ---------------
                                                                        252,811
                                                                ---------------

GENERAL INDUSTRY MACHINERY & EQUIPMENT - 0.37%
Dover Corp.                                                112            4,173
Gorman-Rupp Co.                                             31              831



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                    SHARES  VALUE (NOTE 2)
                                                    ------  ---------------
INDUSTRIAL & COMMERCIAL MACHINERY (continued)
GENERAL INDUSTRY MACHINERY & EQUIPMENT (continued)
Pentair, Inc.                                          211  $        10,246
Standex International Corp.                            141            3,655
Thomas Industries, Inc.                                117            3,393
                                                            ---------------
                                                                     22,298
                                                            ---------------

SPECIAL INDUSTRY MACHINERY - 0.49%
Applied Materials, Inc.*                               834           20,283
Lufkin Industries, Inc.                                 63            1,831
Varian Medical Systems, Inc.*                          171            7,413
                                                            ---------------
                                                                     29,527
                                                            ---------------

MISCELLANEOUS - 1.27%
Baker Hughes, Inc.                                     169            6,368
Black & Decker Corp.                                   224           10,904
Caterpillar, Inc.                                      196           10,706
Deere & Co.                                            136            6,087
Eaton Corp.                                            102            8,630
Mestek, Inc.*                                           46            1,044
Tecumseh Products Co. - Class A                        154            8,002
Tennant Co.                                             49            2,156
The Toro Co.                                            53            3,074
United Technologies Corp.                              271           19,016
                                                            ---------------
                                                                     75,987
                                                            ---------------
                                                                    380,623
                                                            ---------------

INSURANCE AGENTS & BROKERS - 0.33%
Aon Corp.                                              125            4,466
Marsh & McLennan Companies, Inc.                       150           15,162
                                                            ---------------
                                                                     19,628
                                                            ---------------

INSURANCE CARRIERS - 4.57%
FIRE, MARINE & CASUALTY INSURANCE - 2.24%
The Allstate Corp.                                     373           14,823
American International Group, Inc.                   1,273           87,990
The Chubb Corp.                                         93            7,133
Cincinnati Financial Corp.                              74            3,468
The Hartford Financial Services Group, Inc.            133            9,217
The Progressive Corp.                                  105            6,037
The St. Paul Companies, Inc.                           115            5,728
                                                           ----------------
                                                                    134,396
                                                            ---------------

LIFE INSURANCE - 0.89%
CIGNA Corp.                                            257           28,013
Great American Financial Resources, Inc.                85            1,516
Jefferson-Pilot Corp.                                   83            4,157



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                SHARES  VALUE (NOTE 2)
                                                ------  ---------------
INSURANCE CARRIERS (continued)
LIFE INSURANCE (continued)
John Hancock Financial Services, Inc.              161  $         6,215
Lincoln National Corp.                             162            7,760
MetLife, Inc.                                      154            5,258
                                                        ---------------
                                                                 52,919
                                                        ---------------

MEDICAL, HEALTH, & ACCIDENT INSURANCE - 1.27%
Aetna, Inc.                                        156            7,426
AFLAC, Inc.                                        286            8,551
UnitedHealth Group, Inc.                           428           37,583
UnumProvident Corp.                                118            3,332
WellPoint Health Networks, Inc.*                   255           19,145
                                                        ---------------
                                                                 76,037
                                                        ---------------

SURETY INSURANCE - 0.17%
CNA Surety Corp.                                   143            2,324
MBIA, Inc.                                          80            4,314
MGIC Investment Corp.                               51            3,639
                                                        ---------------
                                                                 10,277
                                                        ---------------
                                                                273,629
                                                        ---------------

LUMBER & WOOD PRODUCTS - 0.10%
Georgia-Pacific Corp.                              122            3,536
Skyline Corp.                                       61            2,196
                                                        ---------------
                                                                  5,732
                                                        ---------------

METAL MINING - 0.22%
Cleveland-Cliffs, Inc.                              38            1,026
Newmont Mining Corp. (Holding Co.)                 172            4,904
Phelps Dodge Corp.                                 198            7,088
                                                        ---------------
                                                                 13,018
                                                        ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.38%
Mattel, Inc.                                       250            5,160
Steinway Musical Instruments, Inc.*                 78            1,747
Tiffany & Co.                                      407           16,178
                                                        ---------------
                                                                 23,085
                                                        ---------------

MOTION PICTURE PRODUCTION - 0.24%
Liberty Media Corp.*                             1,366           14,616
                                                        ---------------

MOTOR FREIGHT TRANSPORTATION - 0.12%
United Parcel Service, Inc. - Class B              124            7,445
                                                        ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.37%
PERSONAL CREDIT INSTITUTIONS - 0.99%
American Express Co.                               722           29,609
Capital One Financial Corp.                        118            7,067



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                 SHARES  VALUE (NOTE 2)
                                                 ------  ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS (continued)
PERSONAL CREDIT INSTITUTIONS (continued)
Household International, Inc.                       240  $        13,990
USA Education, Inc. (Sallie Mae)                     89            8,531
                                                         ---------------
                                                                  59,197
                                                         ---------------

MISCELLANEOUS - 1.38%
Fannie Mae                                          556           43,885
Freddie Mac                                         387           25,290
MBNA Corp.                                          383           13,577
                                                         ---------------
                                                                  82,752
                                                         ---------------
                                                                 141,949
                                                         ---------------

PAPER & ALLIED PRODUCTS - 1.00%
Boise Cascade Corp.                                 339           11,482
Greif Brothers Corp. - Class A                       68            2,415
International Paper Co.                             259           10,730
Kimberly-Clark Corp.                                291           18,950
Longview Fibre Co.                                  106            1,065
MeadWestvaco Corp.                                  107            3,142
Playtex Products, Inc.*                              57              741
Potlatch Corp.                                      330           11,392
                                                         ---------------
                                                                  59,917
                                                         ---------------

PERSONAL SERVICES - 0.10%
H&R Block, Inc.                                     112            4,493
National Service Industries, Inc.                   164            1,673
                                                         ---------------
                                                                   6,166
                                                         ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 4.37%
Amerada Hess Corp.                                  180           13,838
Ashland, Inc.                                       211            8,615
ChevronTexaco Corp.                                 566           49,078
Conoco, Inc.                                        331            9,285
Exxon Mobil Corp.                                 3,672          147,504
Holly Corp.                                          32              557
Marathon Oil Corp.                                  163            4,737
Murphy Oil Corp.                                    129           12,171
Phillips Petroleum Co.                              216           12,919
WD-40 Co.                                           121            3,308
                                                         ---------------
                                                                 262,012
                                                         ---------------

PRIMARY METAL INDUSTRIES - 0.66%
Alcoa, Inc.                                         458           15,586
Belden, Inc.                                        185            4,429
CommScope, Inc.*                                    432            6,860
Hubbell, Inc. - Class B                               9              310



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                   SHARES  VALUE (NOTE 2)
                                                   ------  ---------------
PRIMARY METAL INDUSTRIES (continued)
United States Steel Corp.                             673  $        12,141
                                                           ---------------
                                                                    39,326
                                                           ---------------

PRINTING, PUBLISHING, & ALLIED INDUSTRIES - 2.28%
BOOK PUBLISHING - 0.79%
Banta Corp.                                           201            7,558
The McGraw-Hill Companies, Inc.                       513           32,827
Meredith Corp.                                        162            6,937
                                                           ---------------
                                                                    47,322
                                                           ---------------

NEWSPAPERS - PUBLISHING & PRINTING - 1.21%
Dow Jones & Co., Inc.                                 143            7,775
The E.W. Scripps Co. - Class A                        109            8,686
Gannett Co., Inc.                                     148           10,848
Hollinger International, Inc.                         256            3,272
Knight-Ridder, Inc.                                   120            8,040
Lee Enterprises, Inc.                                 291           11,422
New York Times Co.                                     83            3,864
Pulitzer, Inc.                                         48            2,496
Tribune Co.                                           102            4,505
The Washington Post Co. - Class B                      18           11,372
                                                           ---------------
                                                                    72,280
                                                           ---------------

MISCELLANEOUS - 0.28%
Bowne & Co., Inc.                                      27              429
R.H. Donnelley Corp.*                                 218            6,414
R.R. Donnelley & Sons Co.                             315           10,067
                                                           ---------------
                                                                    16,910
                                                           ---------------
                                                                   136,512
                                                           ---------------

RAILROAD TRANSPORTATION - 0.44%
Burlington Northern Santa Fe Corp.                    213            5,855
CSX Corp.                                             118            4,268
Kansas City Southern Industries, Inc.*                205            3,280
Norfolk Southern Corp.                                220            4,715
Union Pacific Corp.                                   141            8,009
                                                           ---------------
                                                                    26,127
                                                           ---------------

REAL ESTATE INVESTMENT TRUSTS & MISCELLANEOUS
TRUSTS - 3.38%
AMB Property Corp.                                    338            9,478
Affiliated Managers Group, Inc.*                      230           14,628
Arden Realty, Inc.                                    345            9,712
Avalonbay Communities, Inc.                           160            7,627
Boston Properties, Inc.                               187            7,289
CBL & Associates Properties, Inc.                      82            3,001
Camden Property Trust                                 227            9,035



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                 SHARES  VALUE (NOTE 2)
                                                 ------  ---------------
REAL ESTATE INVESTMENT TRUSTS & MISCELLANEOUS
TRUSTS (continued)
CarrAmerica Realty Corp.                            358  $        11,499
CenterPoint Properties Corp.                        136            7,439
Colonial Properties Trust                           102            3,711
Duke Realty Corp.                                   344            9,047
EastGroup Properties, Inc.                          118            2,944
Equity Office Properties Trust                      237            6,785
Equity One, Inc.                                    125            1,750
Equity Residential Properties Trust                 156            4,399
Essex Property Trust, Inc.                           75            3,900
Federal Realty Investment Trust                     299            8,058
FelCor Lodging Trust, Inc.                          217            4,665
First Industrial Realty Trust, Inc.                 264            8,889
Gables Residential Trust                            109            3,379
Great Lakes REIT, Inc.                              127            2,057
Highwoods Properties, Inc.                          310            8,717
Home Properties of New York, Inc.                    70            2,521
IRT Property Co.                                    158            1,909
Kilroy Realty Corp.                                 142            3,997
Liberty Property Trust                              312            9,968
Manufactured Home Communities, Inc.                  81            2,723
Mid-America Apartment Communities, Inc.             134            3,583
ProLogis Trust                                      365            8,103
Regency Centers Corp.                                74            2,176
Saul Centers, Inc.                                   75            1,774
Shurgard Storage Centers, Inc.                      235            8,284
Taubman Centers, Inc.                               145            2,168
The Town & Country Trust                            182            4,095
United Dominion Realty Trust, Inc.                  207            3,457
                                                         ---------------
                                                                 202,767
                                                         ---------------

RESEARCH, MANAGEMENT & RELATED SERVICES - 0.62%
COMMERCIAL RESEARCH - 0.42%
Antigenics, Inc.*                                   262            3,081
Diversa Corp.*                                      534            5,874
Dun & Bradstreet Corp.*                             236            9,088
Moody's Corp.                                        86            3,748
Neurogen Corp.*                                       6               71
Sequenom, Inc.*                                      79              465
Tularik, Inc.*                                      239            2,749
                                                         ---------------
                                                                  25,076
                                                         ---------------

ENGINEERING & ACCOUNTING SERVICES - 0.20%
Halliburton Co.                                     218            3,704
Paychex, Inc.                                       174            6,495



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                     SHARES  VALUE (NOTE 2)
                                                     ------  ---------------
RESEARCH, MANAGEMENT & RELATED SERVICES (continued)
ENGINEERING & ACCOUNTING SERVICES (continued)
Xanser Corp.*                                           526  $         1,736
                                                             ---------------
                                                                      11,935
                                                             ---------------
                                                                      37,011
                                                             ---------------

RETAIL - MISCELLANEOUS - 1.55%
CVS Corp.                                               219            7,332
Costco Wholesale Corp.*                                 245            9,849
eBay, Inc.*                                             223           11,841
Office Depot, Inc.*                                     177            3,388
Staples, Inc.*                                        1,345           26,860
Walgreen Co.                                            568           21,453
Zale Corp.*                                             304           12,075
                                                             ---------------
                                                                      92,798
                                                             ---------------

SECURITY & COMMODITY BROKERS, DEALERS &
SERVICES - 1.49%
INVESTMENT ADVICE - 0.09%
Franklin Resources, Inc.                                 91            3,813
Value Line, Inc.                                         24            1,146
Waddell & Reed Financial, Inc.                           18              464
                                                             ---------------
                                                                       5,423
                                                             ---------------

SECURITY BROKERS & DEALERS - 1.40%
The Charles Schwab Corp.                                566            6,447
The Goldman Sachs Group, Inc.                           119            9,371
Lehman Brothers Holdings, Inc.                          130            7,670
Merrill Lynch & Co., Inc.                               454           19,041
Morgan Stanley Dean Witter & Co.                        583           27,821
Raymond James Financial, Inc.                           410           13,710
                                                             ---------------
                                                                      84,060
                                                             ---------------
                                                                      89,483
                                                             ---------------

SERVICE PROVIDERS - HEALTH & MEDICAL - 0.40%
Accredo Health, Inc.*                                   137            8,868
CorVel Corp.*                                            20              663
First Health Group Corp.*                               220            6,380
Lincare Holdings, Inc.*                                  95            2,991
Renal Care Group, Inc.*                                 145            5,148
                                                             ---------------
                                                                      24,050
                                                             ---------------

SHOE MANUFACTURERS - 0.03%
Wolverine World Wide, Inc.                               87            1,568
                                                             ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                                            SHARES  VALUE (NOTE 2)
                                                            ------  ---------------
TECHNICAL INSTRUMENTS & SUPPLIES - 5.79%
LABORATORY APPARATUS & ANALYTICAL, OPTICAL
INSTRUMENTS - 1.81%
Agilent Technologies, Inc.*                                    236  $         7,092
Allergan, Inc.                                                 244           16,082
Beckman Coulter, Inc.                                          140            6,688
Bio-Rad Laboratories, Inc.*                                     72            3,478
Danaher Corp.                                                   54            3,865
KLA-Tencor Corp.*                                               95            5,602
MKS Instruments, Inc.*                                         134            4,541
Mettler-Toledo International, Inc.*                            232            8,920
Mine Safety Appliances Co.                                      39            1,747
Roper Industries, Inc.                                         211            9,704
Rudolph Technologies, Inc.*                                    151            4,606
Tektronix, Inc.*                                               536           11,792
Teradyne, Inc.*                                                 95            3,130
Therma-Wave, Inc.*                                             200            2,828
Thermo Electron Corp.*                                         382            7,220
Varian, Inc.*                                                  332           11,202
                                                                    ---------------
                                                                            108,497
                                                                    ---------------

SURGICAL, MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES - 3.45%
Arrow International, Inc.                                        5              237
Baxter International, Inc.                                     598           34,026
Becton, Dickinson & Co.                                        612           22,748
Biomet, Inc.                                                   652           18,406
Boston Scientific Corp.*                                       509           12,684
C.R. Bard, Inc.                                                131            7,197
Datascope Corp.                                                 54            1,698
DENTSPLY International, Inc.                                   204            8,093
Guidant Corp.*                                                 538           20,229
Haemonetics Corp.*                                              38            1,259
Invacare Corp.                                                  54            2,042
Medtronic, Inc.                                              1,072           47,908
St. Jude Medical, Inc.*                                        263           21,884
Stryker Corp.                                                   71            3,799
Vital Signs, Inc.                                               20              770
Zimmer Holdings, Inc.*                                         112            3,888
                                                                    ---------------
                                                                            206,868
                                                                    ---------------

MISCELLANEOUS - 0.53%
Bausch & Lomb, Inc.                                            188            6,762
Eastman Kodak Co.                                              163            5,250
General Motors Corp. - Class H* (Hughes Electronics Corp.)     462            6,921



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                              SHARES  VALUE (NOTE 2)
                                              ------  ---------------
TECHNICAL INSTRUMENTS & SUPPLIES (continued)
MISCELLANEOUS (continued)
Raytheon Co.                                     216  $         9,137
Xerox Corp.                                      397            3,513
                                                      ---------------
                                                               31,583
                                                      ---------------
                                                              346,948
                                                      ---------------

TRANSPORTATION BY AIR - 0.62%
AMR Corp.*                                       529           11,358
FedEx Corp.*                                     165            8,526
Southwest Airlines Co.                           426            7,757
UAL Corp.                                        676            9,525
                                                      ---------------
                                                               37,166
                                                      ---------------

TRANSPORTATION BY WATER - 0.04%
Kirby Corp.*                                      95            2,665
                                                      ---------------

TRANSPORTATION EQUIPMENT - 2.63%
AIRCRAFT & PARTS - 1.20%
The Boeing Co.                                   469           20,917
General Dynamics Corp.                           109           10,583
Goodrich Corp.                                   412           13,151
Honeywell International, Inc.                    448           16,433
Northrop Grumman Corp.                            62            7,481
Textron, Inc.                                     64            3,148
                                                      ---------------
                                                               71,713
                                                      ---------------

MOTOR VEHICLE PARTS & ACCESSORIES - 0.97%
CLARCOR, Inc.                                    131            4,231
Delphi Corp.                                     312            4,852
Ford Motor Co.                                   938           15,008
General Motors Corp.                             291           18,668
Genuine Parts Co.                                 97            3,347
Superior Industries International, Inc.          238           12,274
                                                      ---------------
                                                               58,380
                                                      ---------------

MISCELLANEOUS - 0.46%
Harley-Davidson, Inc.                            162            8,584
Polaris Industries, Inc.                         129            9,714
Trinity Industries, Inc.                         395            9,283
                                                      ---------------
                                                               27,581
                                                      ---------------
                                                              157,674
                                                      ---------------

TRANSPORTATION SERVICES - 0.10%
Navigant International, Inc.*                    156            2,682
Sabre Holdings Corp.*                             76            3,534
                                                      ---------------
                                                                6,216
                                                      ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





                                             SHARES   VALUE (NOTE 2)
                                             -------  ---------------
WHOLESALE TRADE - DURABLE GOODS - 0.68%
Apogent Technologies, Inc.*                      239  $        5,545
Applied Industrial Technologies, Inc.             63           1,254
Avnet, Inc.                                      264           6,764
Borg Warner, Inc.                                173          10,809
Carlisle Companies, Inc.                         248          10,042
Lawson Products, Inc.                             41           1,314
Sycamore Networks, Inc.*                       1,443           4,877
                                                      ---------------
                                                              40,605
                                                      ---------------

WHOLESALE TRADE - NON-DURABLE GOODS - 1.37%
AmerisourceBergen Corp.                          205          15,887
Cardinal Health, Inc.                            431          29,847
McKesson Corp.                                   375          15,146
Safeway, Inc.*                                   243          10,194
Sysco Corp.                                      373          10,821
                                                      ---------------
                                                              81,895
                                                      ---------------

TOTAL COMMON STOCKS
(Identified Cost  $6,675,669)                              5,903,833
                                                      ---------------

SHORT-TERM INVESTMENTS - 1.87%
Dreyfus Treasury Cash Management Fund
(Identified Cost  $111,819)                  111,819         111,819
                                                      ---------------

TOTAL INVESTMENTS - 100.37%
(Identified Cost  $6,787,488)                              6,015,652

LIABILITIES, LESS OTHER ASSETS - (0.37%)                     (22,104)
                                                      ---------------

NET ASSETS - 100%                                     $    5,993,548
                                                      ===============




*  Non-income  producing  security

FEDERAL  TAX  INFORMATION:

At April 30, 2002, the net unrealized depreciation based on identified cost for federal income tax purposes of $6,787,488 was as follows:



Unrealized appreciation        $   390,193
Unrealized depreciation         (1,162,029)
                               ------------

UNREALIZED DEPRECIATION - NET    ($771,836)
                               ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  (unaudited)



APRIL  30,  2002




ASSETS:
Investments, at value (identified cost $6,787,488) (Note 2)  $6,015,652
Receivable for fund shares sold                                   8,451
Dividends receivable                                              4,840
Receivable from investment advisor (Note 3)                      21,955
                                                             -----------

TOTAL ASSETS                                                  6,050,898
                                                             -----------


LIABILITIES:

Accrued fund accounting fees (Note 3)                            15,419
Accrued transfer agent fees (Note 3)                             18,423
Accrued directors' fees (Note 3)                                  1,658
Accrued distribution and service fees (Note 3)                    1,264
Audit fees payable                                               16,446
Other payables and accrued expenses                               4,140
                                                             -----------

TOTAL LIABILITIES                                                57,350
                                                             -----------

TOTAL NET ASSETS                                             $5,993,548
                                                             ===========

NET ASSETS CONSIST OF:

Capital stock                                                $    7,226
Additional paid-in-capital                                    7,305,186
Undistributed net investment income                              12,051
Accumulated net realized loss on investments                   (559,079)
Net unrealized depreciation on investments                     (771,836)
                                                             -----------

TOTAL NET ASSETS                                             $5,993,548
                                                             ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($34,884/4,120 shares)             $     8.47
                                                             ===========


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS C ($6,910/862 shares)                $     8.02
                                                             ===========


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS E ($5,951,754/717,611 shares)        $     8.29
                                                             ===========




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  (unaudited)



FOR  THE  SIX  MONTHS  ENDED  APRIL  30,  2002




INVESTMENT INCOME:
Dividends                                              $  45,499
                                                       ----------

EXPENSES:

Management fees (Note 3)                                  15,504
Fund accounting fees (Note 3)                             43,799
Transfer agent fees (Class A) (Note 3)                    12,305
Transfer agent fees (Class C) (Note 3)                    12,305
Transfer agent fees (Class E) (Note 3)                    12,305
Directors' fees (Note 3)                                   3,137
Distribution and service fees (Class C) (Note 3)              26
Distribution and service fees (Class E) (Note 3)           7,705
Audit fees                                                11,405
Custodian fees                                             8,554
Miscellaneous                                              6,419
                                                       ----------

Total Expenses                                           133,464

Less reduction of expenses (Note 3)                     (104,026)
                                                       ----------

Net Expenses                                              29,438
                                                       ----------

NET INVESTMENT INCOME                                     16,061
                                                       ----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

Net realized loss on investments                        (123,881)
Net change in unrealized depreciation on investments     494,229
                                                       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                           370,348
                                                       ----------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                        $ 386,409
                                                       ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets





                                                                    FOR THE
                                                                   SIX MONTHS     FOR THE
                                                                     ENDED          YEAR
                                                                     4/30/02       ENDED
                                                                  (UNAUDITED)     10/31/01
                                                                  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                             $    16,061   $    32,877
Net realized loss on investments                                     (123,881)     (279,273)
Net change in unrealized depreciation on investments                  494,229    (1,264,351)
                                                                  ------------  ------------

Net increase (decrease) from operations                               386,409    (1,510,747)
                                                                  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income - Class A                                     (227)          (63)
From net investment income - Class C                                       (3)          (25)
From net investment income - Class E                                  (33,322)      (23,290)
                                                                  ------------  ------------

Total distributions to shareholders                                   (33,552)      (23,378)
                                                                  ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)     (243,468)      515,142
                                                                  ------------  ------------

Net increase (decrease) in net assets                                 109,389    (1,018,983)

NET ASSETS:

Beginning of period                                                 5,884,159     6,903,142
                                                                  ------------  ------------

END OF PERIOD (including undistributed net
investment income of $12,051 and $29,542,
respectively)                                                     $ 5,993,548   $ 5,884,159
                                                                  ============  ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights





                                                                     CLASS A
                                                                    ---------
                                                      FOR THE
                                                     SIX MONTHS    FOR THE       FOR THE
                                                       ENDED         YEAR        PERIOD
                                                       4/30/02      ENDED       2/22/00+
                                                    (UNAUDITED)    10/31/01    TO 10/31/00
                                                    ------------  ----------  -------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $      7.99   $   10.24   $      10.00
                                                    ------------  ----------  -------------

Income from investment operations:
Net investment income                                      0.03        0.06           0.03
Net realized and unrealized gain (loss)
on investments                                             0.52       (2.25)          0.21
                                                    ------------  ----------  -------------

Total from investment operations                           0.55       (2.19)          0.24
                                                    ------------  ----------  -------------

Less distributions to shareholders:
From net investment income                                (0.07)      (0.06)            --
                                                    ------------  ----------  -------------

NET ASSET VALUE - END OF PERIOD                     $      8.47   $    7.99   $      10.24
                                                    ============  ==========  =============

Total return 1                                             6.83%    (21.51%)          2.40%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                0.70% 2       0.70%        0.70% 2
Net investment income                                    0.76% 2       0.74%        0.57% 2

Portfolio turnover                                           38%         47%            88%

NET ASSETS - END OF PERIOD (000's omitted)          $        35   $      28   $         21
                                                    ============  ==========  =============




*The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



81.71% 2      104.15%     1.34% 2





+Commencement  of  Operations
1 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.
2  Annualized.


The  accompanying  notes  are  an  integral  part  of  the financial statements.




                                                                     CLASS C
                                                                    ---------
                                                      FOR THE
                                                     SIX MONTHS     FOR THE        FOR THE
                                                       ENDED          YEAR         PERIOD
                                                       4/30/02       ENDED         8/7/00+
                                                    (UNAUDITED)    10/31/01      TO 10/31/00
                                                    ------------  ------------  -------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $      7.54   $      9.71   $      10.00
                                                    ------------  ------------  -------------

Income from investment operations:
Net investment income                                       --3          0.03            --3
Net realized and unrealized gain (loss)
on investments                                             0.48         (2.17)         (0.29)
                                                    ------------  ------------  -------------

Total from investment operations                           0.48         (2.14)         (0.29)
                                                    ------------  ------------  -------------

Less distributions to shareholders:
From net investment income                                  -- 3        (0.03)            --
                                                    ------------  ------------  -------------

NET ASSET VALUE - END OF PERIOD                     $      8.02   $      7.54   $       9.71
                                                    ============  ============  =============

Total return 1                                             6.41%      (22.11%)        (2.90%)

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                1.46% 2         1.45%        1.45% 2
Net investment income                                       -- 2         0.01%      (0.16%) 2

Portfolio turnover                                           38%           47%            88%

NET ASSETS - END OF PERIOD (000's omitted)          $         7   $         6   $          8
                                                    ============  ============  =============




* The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



355.10% 2     208.77%       1.63% 2





+Commencement  of  Operations
1 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.
2  Annualized.
3  Less  than  $0.01  per  shares.


The  accompanying  notes  are  an  integral  part  of  the financial statements.




                                                                    CLASS E
                                                                  ----------
                                                      FOR THE
                                                     SIX MONTHS     FOR THE        FOR THE
                                                       ENDED          YEAR         PERIOD
                                                       4/30/02       ENDED        11/10/99+
                                                    (UNAUDITED)    10/31/01      TO 10/31/00
                                                    ------------  ------------  -------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $      7.82   $     10.02   $      10.00
                                                    ------------  ------------  -------------

Income from investment operations:
Net investment income                                      0.02          0.05           0.05
Net realized and unrealized gain (loss)
on investments                                             0.49         (2.22)         (0.01)
                                                    ------------  ------------  -------------

Total from investment operations                           0.51         (2.17)          0.04
                                                    ------------  ------------  -------------

Less distributions to shareholders:
From net investment income                                (0.04)        (0.03)         (0.02)
                                                    ------------  ------------  -------------

NET ASSET VALUE - END OF PERIOD                     $      8.29   $      7.82   $      10.02
                                                    ============  ============  =============

Total return 1                                             6.57%      (21.67%)          0.37%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                0.95% 2         0.95%        0.95% 2
Net investment income                                    0.52% 2         0.51%        0.45% 2

Portfolio turnover                                           38%           47%            88%

NET ASSETS - END OF PERIOD (000's omitted)          $     5,952   $     5,850   $      6,874
                                                    ============  ============  =============






* The investment advisor did not impose its management fee and paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



2.56% 2       2.88%         1.00% 2





+Commencement  of  Operations
1 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.
2  Annualized.


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements  (unaudited)



1.     ORGANIZATION
PureMark R Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term total return that is consistent with the broad U.S. stock market, as represented by the Russell 3000R Index through investments that meet the socially responsible criteria of the Series.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. Currently, Class A, Class C and Class E are offered. Shareholders of the Series have equal voting rights on matters affecting all shareholders of the Series. In addition, each class of shares of the Series has exclusive voting rights on matters that relate solely to its class and separate voting rights on matters in which the interests of one class differ from the interest of any other class.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of April 30, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 37.5 million have been designated as PureMark R Series Class A Common Stock, 5 million have been designated as PureMark R Series Class C Common Stock, and 10 million have been designated as PureMark R Series Class E Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the Series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

Notes  to  Financial  Statements  (unaudited)

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES (continued)
Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plan and certain Transfer Agent expenses.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

At April 30, 2002, the Series, for federal income tax purposes, had capital loss carryforwards of $154,339 and $279,853 that will expire on October 31, 2008 and 2009, respectively.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income are made annually, and are declared separately for each class. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including losses deferred due to wash sales. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. The Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

OTHER
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., doing business as Exeter Asset Management (the "Advisor"), for which the Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Notes  to  Financial  Statements  (unaudited)



3.     TRANSACTIONS  WITH  AFFILIATES (continued)

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. The "non-affiliated" Directors receive an annual stipend, which is allocated among all the Series of the Fund. In addition, these Directors also receive a per meeting fee for each Series of the fund.

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 0.70% for Class A shares, 1.45% for Class C shares, and 0.95% for Class E shares, of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $15,504 and assumed expenses amounting to $88,522 for the six months ended April 30, 2002, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor of the Fund's shares. The Series compensates the distributor for distributing and servicing the Series' Class C and Class E shares pursuant to plans of distribution adopted under Rule 12b-1 of the Investment Company Act of 1940, regardless of expenses actually incurred. The distribution fees are accrued daily and payable quarterly, at an annual rate of 0.75% for Class C's average daily net assets and 0.25% of the Class E's average daily net assets.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Fund also pays the Advisor an annual fee of $10,000 for each additional active class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays an annual fee of $25,000 per Class, an additional $37.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the six months ended April 30, 2002, purchases and sales of securities, other than United States Government securities and short-term securities, were $2,315,180 and $2,612,539, respectively. There were no purchases or sales of United States Government securities.

Notes  to  Financial  Statements  (unaudited)




5.     CAPITAL  STOCK  TRANSACTIONS
Transactions  in  shares  of  PureMark R  Series  Class A Common Stock were:



                       For the Six Months           For the Year
                         Ended 4/30/02             Ended 10/31/01
                       -------------------        ----------------
                   Shares              Amount       Shares    Amount
             -------------------  ----------------  -------  --------
Sold                        662   $         5,650    2,324   $18,918
Reinvested                   22               194        4        35
Repurchased                 (10)              (99)    (899)   (9,263)
             -------------------  ----------------  -------  --------
Net change                  674   $         5,745    1,429   $ 9,690
             ===================  ================  =======  ========



Transactions  in  shares  of  PureMark R  Series  Class  C  Common  Stock  were:



                      For the Six Months        For the Year
                         Ended 4/30/02         Ended 10/31/01
                      ------------------      ---------------
                  Shares            Amount       Shares  Amount
            ------------------  ---------------  ------  -------
Sold                        --  $            --      --  $    --
Reinvested                   1                3       3       25
            ------------------  ---------------  ------  -------
Net change                   1  $             3       3  $    25
            ==================  ===============  ======  =======




Transactions  in  shares  of  PureMark R  Series  Class E Common Stock were:



                        For the Six Months             For the Year
                          Ended 4/30/02               Ended 10/31/01
                        -------------------          ----------------
                   Shares              Amount        Shares     Amount
             -------------------  ----------------  --------  -----------
Sold                    115,461   $       993,025   134,947   $1,154,714
Reinvested                3,975            33,322     2,507       23,290
Repurchased            (150,141)       (1,275,563)  (75,153)    (672,577)
             -------------------  ----------------  --------  -----------
Net change              (30,705)  $      (249,216)   62,301   $  505,427
             ===================  ================  ========  ===========




6.     FINANCIAL  INSTRUMENTS
The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on April 30, 2002.

7.     SUBSEQUENT  EVENT
On May 9, 2002, the Board of Directors of the Fund approved the closure of Class
C. The assets of Class C will be liquidated upon notice to the shareholders. Class C shareholders' proceeds will be distributed to Class A shares unless the shareholder elects to redeem.

[This page intentionally left blank]

EXETER  FUND,  INC.
SEMI-ANNUAL  REPORT
APRIL  30,  2002
DEFENSIVE  SERIES
BLENDED  ASSET  SERIES  I
BLENDED  ASSET  SERIES  II
MAXIMUM  HORIZON  SERIES

Management  Discussion  and  Analysis  (unaudited)

DEAR  SHAREHOLDERS:

The stock market managed to rally a bit during the final two months of 2001, but then lost that momentum over the first four months of 2002 as the economy has been going through a transitional phase. Specifically, the economy has stopped contracting and has shown fitful signs of starting to expand once again. Due to this transition, the markets gave the impression of being stuck in a rut, without a clear sense of direction. Over the last six months, the S&P 500 and NASDAQ Composite reported returns of 2.3% and -0.1%, respectively.

Why have things stalled in 2002? First, it appears news of an economic rebound was already discounted into equity prices during the fourth quarter of 2001, when most major equity indices posted double-digit gains. Second, rising long-term interest rates had a dampening effect on equity prices. Finally, as investors digested the fallout from the Enron collapse, it became apparent that Enron was not the only company applying aggressive accounting practices. These negative factors, contrasted with the positive economic releases, had the collective effect of producing a mixed market with sideways movement overall.

The fixed income markets struggled over the last six months, and like the equity markets, showed signs of going through a transitional phase. Over the period, the Lehman Government/Credit Index and Salomon Brothers Broad Index reported returns of
-0.99% and -0.03%, respectively. While the magnitudes varied, interest rates were higher across the entire yield curve. The yield on two-year notes rose 73 basis points (0.73%), starting November of 2001 at 2.49% and finishing April at 3.22%. On the long end of the curve, long bonds began November of 2001 at 4.80% and finished 79 basis points (0.79%) higher at 5.59%. What drove the increase in the interest rates was a series of economic releases that suggested the economy had bottomed and was starting to grow once again.

What investors need to understand about this environment is that this is not a time for the "big bet". If you define yourself simply as "bullish" or "bearish", you stand a good chance of being frustrated by this inconclusive environment. The only constructive way to handle this difficult environment is to be very active and opportunistic, taking advantage of price declines as they occur on a stock-by-stock basis and being content to sell individual stocks when they achieve fair value levels. Therefore, even without a sustained direction in the market, an opportunity exists to profit from the fluctuations.

The Series' economically-sensitive energy and material holdings have performed especially well so far in 2002. Additionally, many of the Series' brand-name consumer holdings continued to appreciate. These brand-name companies are global leaders in their respective niches, and in our opinion, represent good, long-term investments. On the bond side, the back-up in interest rates has allowed us to extend maturities with the fundamental view that global competition will keep inflation in check.

As much as we are known for doing well in down markets, we have also had success in sideways markets, as in the period from the beginning of 1992 through the end of 1994. This is bound to be a challenging environment, as the market is likely to be very sensitive to surprises over the next several months, but we believe our disciplines will allow us to cope with these challenges. Meanwhile, having avoided the major pitfalls of the last two years, we have the comfort of knowing that any gains will be pure profit, instead of just the first step out of a deep hole.

As  always,  we  appreciate  the  opportunity  to  serve  you.

Sincerely,


EXETER  ASSET  MANAGEMENT

Asset  Allocation  -  As  of  April  30,  2002  (unaudited)



[graphic]
[pie  chart]

Data  for  pie  charts  to  follow:


Defensive  Series
Stocks  -  18.66%
Bonds  -  78.32%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 3.02%


Blended  Asset  Series  I
Stocks  -  48.10%
Bonds  -  48.32%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 3.58%


Blended  Asset  Series  II
Stocks  -  63.16%
Bonds  -  35.62%
Cash,  short-term  investments,  and  liabilities,  less  other  assets  - 1.22%


Maximum  Horizon  Series
Stocks  -  89.93%
Bonds  -  8.47%
Cash,  short-term  investments,  and  liabilities,  less  other  assets  - 1.60%

Performance  Update  as  of  April  30,  2002  (unaudited)





Exeter Fund, Inc. - Defensive Series
                                                        Total Return
                                       Growth of
Through                                 $10,000                   Average
4/30/02                               Investment    Cumulative     Annual
One Year                              $    10,452          4.52%     4.52%
Five Year                             $    14,153         41.53%     7.19%
Inception 1                           $    15,149         51.49%     6.60%






Lehman Brothers Intermediate Bond Index
                                                            Total Return
                                          Growth of
Through                                    $10,000                   Average
4/30/02                                  Investment    Cumulative     Annual
One Year                                 $    10,718          7.18%     7.18%
Five Year                                $    14,140         41.40%     7.17%
Inception 1                              $    15,222         52.22%     6.68%






15-85 Blended Index
                                        Total Return
                      Growth of
Through                $10,000                   Average
4/30/02              Investment    Cumulative     Annual
One Year             $    10,417          4.17%     4.17%
Five Year            $    14,347         43.47%     7.48%
Inception 1          $    16,124         61.24%     7.62%



The value of a $10,000 investment in the Exeter Fund, Inc. - Defensive Series from its inception (11/1/95) to present (4/30/02) as compared to the Lehman Brothers Intermediate Bond Index and a 15-85 Blended Index.2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:



            Exeter Fund, Inc.  Lehman Brothers Intermediate
            Defensive Series            Bond Index           15-85 Blended Index
11/1/1995             $10,000                       $10,000              $10,000
10/31/1996             10,494                        10,581               10,847
10/31/1997             11,411                        11,374               12,052
10/31/1998             12,157                        12,411               13,398
10/31/1999             12,371                        12,533               13,999
10/31/2000             13,684                        13,342               14,934
10/31/2001             14,927                        15,244               16,071
4/30/2002              15,149                        15,222               16,124




1Performance numbers for the Series and Indices are calculated from November 1, 1995, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series performance is historical and may not be indicative of future results.

2The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,600 corporate and government investment grade securities with maturities greater than one year but less than ten years. The 15-85 Blended Index is 15% Standard & Poor's (S&P) 500 Total Return Index and 85% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. Both Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  April  30,  2002  (unaudited)





DEFENSIVE SERIES                                      SHARES  VALUE (NOTE 2)
----------------------------------------------------  ------  ---------------
COMMON STOCKS - 18.66%
AGRICULTURAL PRODUCTION - 0.10%
Sylvan, Inc.*                                            475  $         5,463
                                                              ---------------

CHEMICALS & ALLIED PRODUCTS - 4.74%
AGRICULTURAL CHEMICALS - 0.72%
Agrium, Inc. (Canada) (Note 7)                           375            3,656
IMC Global, Inc.                                          75              945
Syngenta AG - ADR (Switzerland) (Note 7)               2,775           33,994
                                                              ---------------
                                                                       38,595
                                                              ---------------
PHARMACEUTICAL PREPARATIONS - 3.23%
Bristol-Myers Squibb Co.                               2,250           64,800
Celltech Group plc* (United Kingdom) (Note 7)            100              828
ICN Pharmaceuticals, Inc.                                 25              691
Merck & Co., Inc.                                        225           12,227
Merck KGaA (Germany) (Note 7)                             25              739
Novartis AG - ADR (Switzerland) (Note 7)                 525           22,034
Pharmacia Corp.                                          500           20,615
PRAECIS Pharmaceuticals, Inc.*                           225              806
Schering-Plough Corp.                                  1,800           49,140
                                                              ---------------
                                                                      171,880
                                                              ---------------

MISCELLANEOUS - 0.79%
Akzo Nobel N.V. (Netherlands) (Note 7)                   275           11,823
Cabot Microelectronics Corp.*                             25            1,223
The Estee Lauder Companies, Inc. - Class A               575           20,786
FMC Corp.*                                                25              968
Invitrogen Corp.*                                         25              867
Minerals Technologies, Inc.                               25            1,250
PolyOne Corp.                                            250            3,035
Techne Corp.*                                             75            2,002
                                                              ---------------
                                                                       41,954
                                                              ---------------
                                                                      252,429
                                                              ---------------

COMPUTER PROGRAMMING, DATA PROCESSING, & RELATED
SERVICES - 0.44%
PREPACKAGED SOFTWARE - 0.33%
Amdocs Ltd.* (Guernsey) (Note 7)                          25              543
Microsoft Corp.*                                          50            2,613
Parametric Technology Corp.*                           2,750           11,110
Pharmacopeia, Inc.*                                      100            1,160
Satyam Computer Services Ltd. - ADR (India) (Note 7)     100            1,195
VeriSign, Inc.*                                           25              231
VERITAS Software Corp.*                                   25              709
                                                              ---------------
                                                                       17,561
                                                              ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)




DEFENSIVE SERIES                                         SHARES  VALUE (NOTE 2)
-------------------------------------------------------  ------  --------------
COMPUTER PROGRAMMING, DATA PROCESSING, & RELATED
SERVICES (continued)
MISCELLANEOUS - 0.11%
CSG Systems International, Inc.*                             75           1,966
Convergys Corp.*                                             25             692
Electronic Data Systems Corp.                                25           1,357
International Business Machines Corp. (IBM)                  15           1,256
Unisys Corp.*                                                50             675
                                                                 --------------
                                                                          5,946
                                                                 --------------
                                                                         23,507
                                                                 --------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 2.36%
COMMUNICATIONS EQUIPMENT - 0.43%
Motorola, Inc.                                              100           1,540
Nokia Oyj - ADR (Finland) (Note 7)                           50             813
QUALCOMM, Inc.*                                             575          17,342
Research In Motion Ltd.* (Canada) (Note 7)                   75           1,327
Telefonaktiebolaget LM Ericsson - ADR (Sweden) (Note 7)     150             374
Wavecom S.A. - ADR* (France) (Note 7)                        50           1,732
                                                                ---------------
                                                                         23,128
                                                                 --------------

TELEPHONE & TELEGRAPH APPARATUS - 1.22%
CIENA Corp.*                                                100             749
Lucent Technologies, Inc.*                                7,150          32,890
Nortel Networks Corp.* (Canada) (Note 7)                  9,225          31,365
                                                                ---------------
                                                                         65,004
                                                                 --------------

MISCELLANEOUS - 0.71%
Altera Corp.*                                                25             514
Rayovac Corp.*                                               50             795
Texas Instruments, Inc.                                   1,175          36,343
                                                                ---------------
                                                                         37,652
                                                                 --------------
                                                                        125,784
                                                                 --------------

FOOD & KINDRED PRODUCTS - 1.06%
Nestle S.A. (Switzerland) (Note 7)                          100          23,641
Unilever plc - ADR (United Kingdom) (Note 7)                900          32,895
                                                                 --------------
                                                                         56,536
                                                                 --------------

GLASS PRODUCTS - 0.04%
Waterford Wedgwood plc (Ireland) (Note 7)                 3,300           2,110
                                                                 --------------

HEALTH & SOCIAL SERVICES - 0.08%
Manor Care, Inc.*                                            25             641
Sunrise Assisted Living, Inc. *                             125           3,376
                                                                 --------------
                                                                          4,017
                                                                 --------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)




DEFENSIVE SERIES                                              SHARES  VALUE (NOTE 2)
------------------------------------------------------------  ------  ---------------
HOTELS & MOTELS - 0.04%
Club Mediterranee S.A. (France) (Note 7)                          25  $         1,011
The Hongkong & Shanghai Hotels Ltd. (Hong Kong) (Note 7)       1,500              750
Mandarin Oriental International Ltd. (Hong Kong) (Note 7)      1,000              515
                                                                      ---------------
                                                                                2,276
                                                                      ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
EQUIPMENT - 0.83%
OIL & GAS FIELD MACHINERY & EQUIPMENT - 0.70%
Baker Hughes, Inc.                                               400           15,072
Cooper Cameron Corp.*                                            200           10,968
Varco International, Inc.*                                       550           11,269
                                                                      ---------------
                                                                               37,309
                                                                      ---------------

MISCELLANEOUS - 0.13%
Electronics for Imaging, Inc.*                                   100            1,791
Hewlett-Packard Co.                                               50              855
Lexmark International, Inc.*                                      25            1,494
Optimal Robotics Corp.* (Canada) (Note 7)                         25              373
SanDisk Corp.*                                                   125            2,045
                                                                      ---------------
                                                                                6,558
                                                                      ---------------
                                                                               43,867
                                                                      ---------------

INSURANCE AGENTS, BROKERS, & SERVICE - 0.02%
NDCHealth Corp.                                                   25              804
                                                                      ---------------


MOTION PICTURE PRODUCTION - 0.43%
AOL Time Warner, Inc.*                                         1,200           22,824
                                                                      ---------------

NATIONAL & STATE COMMERCIAL BANKS - 0.33%
The Bank of New York Co., Inc.                                   475           17,380
                                                                      ---------------

OIL & GAS EXTRACTION - 2.17%
Atwood Oceanics, Inc.*                                            50            2,298
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)   1,800           42,120
Pride International, Inc.*                                       100            1,859
Schlumberger Ltd.                                                850           46,538
Stolt Offshore S.A. - ADR* (United Kingdom) (Note 7)             175            1,559
Transocean Sedco Forex, Inc.                                     600           21,300
                                                                      ---------------
                                                                              115,674
                                                                      ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)




DEFENSIVE SERIES                                   SHARES  VALUE (NOTE 2)
-------------------------------------------------  ------  ---------------
PAPER & ALLIED PRODUCTS - 0.33%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)          50  $         1,087
Kimberly-Clark Corp.                                  250           16,280
                                                           ---------------
                                                                    17,367
                                                           ---------------

PRIMARY METAL INDUSTRIES - 0.08%
Intermet Corp.                                        175            1,920
Norddeutsche Affinerie AG (Germany) (Note 7)          200            2,503
                                                           ---------------
                                                                     4,423
                                                           ---------------
RAILROAD TRANSPORTATION - 0.07%
Kansas City Southern Industries, Inc.*                250            4,000
                                                           ---------------

RESEARCH, DEVELOPMENT & TESTING SERVICES - 0.34%
IMS Health, Inc.                                      700           14,427
Paradigm Geophysical Ltd.* (Israel) (Note 7)          900            3,582
                                                           ---------------
                                                                    18,009
                                                           ---------------

RETAIL - MISCELLANEOUS - 0.41%
Amazon.com, Inc.*                                      75            1,252
CVS Corp.                                             225            7,533
Omnicare, Inc.                                        100            2,674
Staples, Inc.*                                        500            9,985
Syms Corp.*                                            75              420
                                                           ---------------
                                                                    21,864
                                                           ---------------

RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 0.04%
Applied Extrusion Technologies, Inc.*                 300            2,100
                                                           ---------------

TECHNICAL INSTRUMENTS & SUPPLIES - 1.96%
LABORATORY ANALYTICAL INSTRUMENTS - 1.26%
Applera Corp. - Applied Biosystems Group            2,600           44,512
Biacore International AB - ADR* (Sweden) (Note 7)      50            1,213
Bruker AXS, Inc.*                                     600            1,608
Millipore Corp.                                       450           17,977
Varian, Inc.*                                          50            1,687
                                                           ---------------
                                                                    66,997
                                                           ---------------

MISCELLANEOUS - 0.70%
Affymetrix, Inc.*                                      50            1,269
Boston Scientific Corp.*                              150            3,738
Eastman Kodak Co.                                     975           31,405
Hologic, Inc.*                                         25              406
Luminex Corp.*                                         50              320
                                                           ---------------
                                                                    37,138
                                                           ---------------
                                                                   104,135
                                                           ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





DEFENSIVE SERIES                                                          SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
------------------------------------------------------------------------  ------------------------  ---------------
TELECOMMUNICATION SERVICES - 1.98%
BellSouth Corp.                                                                                275  $         8,346
SBC Communications, Inc.                                                                       575           17,859
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil) (Note 7)                         1,055           33,000
Verizon Communications, Inc.                                                                   575           23,063
The Walt Disney Co.                                                                          1,000           23,180
                                                                                                    ---------------
                                                                                                            105,448
                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 0.22%
Albany International Corp. - Class A                                                           458           11,532
                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 0.07%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)                        57            1,313
Wabash National Corp.                                                                           75              734
Wabtec Corp.                                                                                   100            1,529
                                                                                                    ---------------
                                                                                                              3,576
                                                                                                    ---------------

WATER TRANSPORTATION - 0.45%
Carnival Corp.                                                                                 475           15,822
Trico Marine Services, Inc.*                                                                 1,000            8,180
                                                                                                    ---------------
                                                                                                             24,002
                                                                                                    ---------------

WHOLESALE TRADE - DURABLE GOODS - 0.07%
Apogent Technologies, Inc.*                                                                     75            1,740
Newpark Resources, Inc.*                                                                       250            2,092
                                                                                                    ---------------
                                                                                                              3,832
                                                                                                    ---------------


TOTAL COMMON STOCKS
(Identified Cost $1,015,653)                                                                                992,959
                                                                                                    ---------------

WARRANTS - 0.00%**
Orbital Sciences Corp., 8/31/2004                                                               23               78
                                                                                                    ---------------

U.S. TREASURY SECURITIES - 72.21%
U.S. TREASURY BONDS - 4.56%
U.S. Treasury Bond, 6.88%, 8/15/2025                                      $                170,000          194,338
U.S. Treasury Bond, 5.50%, 8/15/2028                                                        50,000           48,328
                                                                                                    ---------------

TOTAL U.S. TREASURY BONDS
(Identified Cost $230,799)                                                                                  242,666
                                                                                                    ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





DEFENSIVE SERIES                        SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
--------------------------------------  ------------------------  ---------------
U.S. TREASURY SECURITIES (continued)
U.S. TREASURY NOTES - 67.65%
U.S. Treasury Note, 3.00%, 1/31/2004    $                200,000  $       199,844
U.S. Treasury Note, 5.88%, 2/15/2004                     175,000          183,518
U.S. Treasury Note, 7.25%, 8/15/2004                      65,000           70,428
U.S. Treasury Note, 6.50%, 5/15/2005                     625,000          672,436
U.S. Treasury Note, 3.50%, 11/15/2006                    700,000          674,078
U.S. Treasury Note, 6.63%, 5/15/2007                      35,000           38,253
U.S. Treasury Note, 5.50%, 2/15/2008                      90,000           93,723
U.S. Treasury Note, 4.75%, 11/15/2008                    775,000          772,397
U.S. Treasury Note, 5.00%, 2/15/2011                     800,000          795,625
U.S. Treasury Note, 5.00%, 8/15/2011                     100,000           99,242
                                                                  ---------------

TOTAL U.S. TREASURY NOTES
(Identified Cost $3,504,225)                                            3,599,544
                                                                  ---------------

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $3,735,024)                                            3,842,210
                                                                  ---------------

U.S. GOVERNMENT AGENCIES - 6.11%
MORTGAGE BACKED SECURITIES
GNMA, Pool #365225, 9.00%, 11/15/2024                      8,928            9,559
GNMA, Pool #398655, 6.50%, 5/15/2026                      28,549           28,962
GNMA, Pool #452826, 9.00%, 1/15/2028                      22,642           24,241
GNMA, Pool #460820, 6.00%, 6/15/2028                      80,189           79,419
GNMA, Pool #458983, 6.00%, 1/15/2029                     184,725          182,953
                                                                  ---------------

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $309,424)                                                325,134
                                                                  ---------------

SHORT-TERM INVESTMENTS - 0.70%
Dreyfus Treasury Cash Management Fund
(Identified Cost $37,210)                                 37,210           37,210
                                                                  ---------------

TOTAL INVESTMENTS - 97.68%
(Identified Cost $5,097,311)                                            5,197,591
OTHER ASSETS, LESS LIABILITIES - 2.32%                                    123,370
                                                                  ---------------

NET ASSETS - 100%                                                 $     5,320,961
                                                                  ===============



*Non-income  producing  security
**Less  than  0.01%
ADR  =  American  Depository  Receipt

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)



DEFENSIVE  SERIES
--------------------------------------------------------------------------------

FEDERAL  TAX  INFORMATION:

At April 30, 2002, the net unrealized appreciation based on identified cost for federal income tax purposes of $5,097,311 was as follows:



Unrealized appreciation        $194,801
Unrealized depreciation         (94,521)
                               ---------
UNREALIZED APPRECIATION - NET  $100,280
                               =========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  -  Defensive  Series  (unaudited)



APRIL  30,  2002



ASSETS:
Investments, at value (identified cost $5,097,311) (Note 2)                     $5,197,591
Receivable for securities sold                                                     416,838
Interest receivable                                                                 67,750
Receivable for fund shares sold                                                      2,782
Dividends receivable                                                                 2,503
Foreign tax reclaims receivable                                                        125
Receivable from investment advisor (Note 3)                                         32,979
                                                                                ----------

TOTAL ASSETS                                                                     5,720,568
                                                                                ----------

LIABILITIES:

Accrued transfer agent fees (Note 3)                                                 6,690
Accrued fund accounting fees (Note 3)                                                2,698
Accrued directors' fees (Note 3)                                                     1,159
Due to custodian                                                                   302,629
Payable for securities purchased                                                    66,827
Audit fees payable                                                                  14,583
Payable for fund shares repurchased                                                  1,475
Other payables and accrued expenses                                                  3,546
                                                                                ----------

TOTAL LIABILITIES                                                                  399,607
                                                                                ----------

TOTAL NET ASSETS                                                                $5,320,961
                                                                                ==========

NET ASSETS CONSIST OF:

Capital stock                                                                   $    4,959
Additional paid-in-capital                                                       5,089,526
Undistributed net investment income                                                 78,885
Accumulated net realized gain on investments and other assets and liabilities       47,308
Net unrealized appreciation on investments and other assets and liabilities        100,283
                                                                                ----------

TOTAL NET ASSETS                                                                $5,320,961
                                                                                ==========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE - CLASS A
($5,320,961/495,948 shares)                                                     $    10.73
                                                                                ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  -  Defensive  Series  (unaudited)



FOR  THE  SIX  MONTHS  ENDED  APRIL  30,  2002



INVESTMENT INCOME:
Interest                                                 $104,280
Dividends (net of foreign tax withheld, $111)               9,389
                                                         ---------

Total Investment Income                                   113,669
                                                         ---------

EXPENSES:

Management fees (Note 3)                                   20,877
Fund accounting fees (Note 3)                              27,342
Transfer agent fees (Note 3)                               16,737
Directors' fees (Note 3)                                    3,323
Audit fees                                                 11,405
Registration and filing fees                                4,959
Custodian fees                                              3,144
Miscellaneous                                               3,082
                                                         ---------

Total Expenses                                             90,869

Less reduction of expenses (Note 3)                       (64,744)
                                                         ---------

Net Expenses                                               26,125
                                                         ---------

NET INVESTMENT INCOME                                      87,544
                                                         ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain on -
Investments                                                84,843
Foreign currency and other assets and liabilities               1
                                                         ---------
                                                           84,844
                                                         ---------

Net change in unrealized appreciation on -
Investments                                               (85,022)
Foreign currency and other assets and liabilities               1
                                                         ---------
                                                          (85,021)
                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS       (177)
                                                         ---------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                          $ 87,367
                                                         =========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets  -  Defensive  Series





                                                                    FOR THE
                                                                   SIX MONTHS     FOR THE
                                                                     ENDED         YEAR
                                                                    4/30/02        ENDED
                                                                  (UNAUDITED)    10/31/01
                                                                  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                             $    87,544   $  200,385
Net realized gain on investments                                       84,844      126,773
Net change in unrealized appreciation
on investments                                                        (85,021)     114,462
                                                                  ------------  -----------

Net increase from operations                                           87,367      441,620
                                                                  ------------  -----------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                           (120,492)    (224,241)
From net realized gain on investments                                (153,447)    (134,884)
                                                                  ------------  -----------

Total distribution to shareholders                                   (273,939)    (359,125)
                                                                  ------------  -----------


CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)    1,274,515     (687,478)
                                                                  ------------  -----------

Net increase (decrease) in net assets                               1,087,943     (604,983)

NET ASSETS:

Beginning of period                                                 4,233,018    4,838,001
                                                                  ------------  -----------

END OF PERIOD (including undistributed net investment
income of $78,885 and $96,079, respectively)                      $ 5,320,961   $4,233,018
                                                                  ============  ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights  -  Defensive  Series





                                                           FOR THE
                                                          SIX MONTHS
                                                            ENDED
                                                           4/30/02                          FOR THE YEARS ENDED
                                                         (UNAUDITED)         10/31/01          10/31/00    10/31/99    10/31/98
                                                         ------------  ---------------------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $     11.34   $              11.16   $   10.62   $   10.85   $   10.71
                                                         ------------  ---------------------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                           0.18                   0.46        0.46        0.46        0.35
Net realized and unrealized gain (loss) on investments         (0.03)                  0.51        0.62       (0.27)       0.32
                                                         ------------  ---------------------  ----------  ----------  ----------

Total from investment operations                                0.15                   0.97        1.08        0.19        0.67
                                                         ------------  ---------------------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                     (0.33)                 (0.48)      (0.44)      (0.38)      (0.35)
From net realized gain on investments                          (0.43)                 (0.31)      (0.10)      (0.04)      (0.18)
                                                         ------------  ---------------------  ----------  ----------  ----------

Total distribution to shareholders                             (0.76)                 (0.79)      (0.54)      (0.42)      (0.53)
                                                         ------------  ---------------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                          $     10.73   $              11.34   $   11.16   $   10.62   $   10.85
                                                         ============  =====================  ==========  ==========  ==========

Total return 1                                                  1.49%                  9.09%      10.62%       1.75%       6.54%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                     1.00% 2                  1.00%       1.00%       1.00%       1.00%
Net investment income                                         3.35% 2                  3.84%       4.13%       4.08%       4.20%

Portfolio turnover                                                47%                    42%         33%         33%         15%

NET ASSETS - END OF PERIOD (000's omitted)               $     5,321   $              4,233   $   4,838   $   4,837   $   5,733
                                                         ============  =====================  ==========  ==========  ==========





                                                    FOR THE YEARS ENDED
                                                          10/31/97
                                                         ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $   10.29
                                                         ----------

Income from investment operations:
Net investment income                                         0.42
Net realized and unrealized gain (loss) on investments        0.45
                                                         ----------

Total from investment operations                              0.87
                                                         ----------

Less distributions to shareholders:
From net investment income                                   (0.38)
From net realized gain on investments                        (0.07)
                                                         ----------

Total distribution to shareholders                           (0.45)
                                                         ----------

NET ASSET VALUE - END OF PERIOD                          $   10.71
                                                         ==========

Total return 1                                                8.74%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                     1.00%
Net investment income                                         4.45%

Portfolio turnover                                              60%

NET ASSETS - END OF PERIOD (000's omitted)               $   1,764
                                                         ==========



*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:


2.48% 2             2.00%             1.23%       0.57%       0.73%       1.59%



1Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.
2Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Performance  Update  as  of  April  30,  2002  (unaudited)



Exeter  Fund,  Inc.  -  Blended  Asset  Series  I



                               Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $    10,116          1.16%     1.16%
Five Year   $    14,938         49.38%     8.35%
Inception 1 $    19,811         98.11%     8.24%




Lehman  Brothers  Intermediate  Bond  Index



                              Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $    10,718          7.18%     7.18%
Five Year   $    14,140         41.40%     7.17%
Inception 1 $    16,871         68.71%     6.25%




30  -  70  Blended  Index



                              Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $    10,117          1.17%     1.17%
Five Year   $    14,468         44.68%     7.66%
Inception 1 $    19,904         99.04%     8.30%




The value of a $10,000 investment in the Exeter Fund, Inc. - Blended Asset Series I from its inception (9/15/93) to present (4/30/02) as compared to the Lehman Brothers Intermediate Bond Index and a 30-70 Blended Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



              Exeter Fund, Inc.     Lehman Brothers Intermediate
Date        Blended Asset Series I           Bond Index           30-70 Blended Index
9/15/1993    $              10,000   $                    10,000   $           10,000
12/31/1993                  10,092                        10,032               10,081
12/31/1994                  10,012                         9,838                9,986
12/31/1995                  12,123                        11,347               12,151
10/31/1996                  12,806                        11,728               13,040
10/31/1997                  14,472                        12,606               14,965
10/31/1998                  15,383                        13,755               16,937
10/31/1999                  16,048                        13,891               18,300
10/31/2000                  18,634                        14,788               19,507
10/31/2001                  19,304                        16,896               19,752
4/30/2002                   19,811                        16,871               19,904



1Performance numbers for the Series and Indices are calculated from September 15, 1993, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,600 corporate and government investment grade securities with maturities greater than one year but less than ten years. The 30-70 Blended Index is 30% Standard & Poor's (S&P) 500 Total Return Index and 70% Lehman Brothers Intermediate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. Both Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES I                                SHARES  VALUE (NOTE 2)
----------------------------------------------------  ------  ---------------
COMMON STOCKS - 48.10%
AGRICULTURAL PRODUCTION - 0.05%
Sylvan, Inc.*                                          2,025  $        23,288
                                                              ---------------

CHEMICALS & ALLIED PRODUCTS - 12.63%
AGRICULTURAL CHEMICALS - 1.62%
Agrium, Inc. (Canada) (Note 7)                         5,475           53,381
IMC Global, Inc.                                       1,800           22,680
Syngenta AG - ADR (Switzerland) (Note 7)              52,300          640,675
                                                              ---------------
                                                                      716,736
                                                              ---------------
PHARMACEUTICAL PREPARATIONS - 9.67%
Bentley Pharmaceuticals, Inc.*                           850            9,732
Bristol-Myers Squibb Co.                              41,900        1,206,720
Celltech Group plc* (United Kingdom) (Note 7)          2,050           16,969
ICN Pharmaceuticals, Inc.                                200            5,532
Merck & Co., Inc.                                      8,450          459,173
Merck KGaA (Germany) (Note 7)                            825           24,384
Novartis AG - ADR (Switzerland) (Note 7)              10,800          453,276
Pharmacia Corp.                                       27,050        1,115,271
PRAECIS Pharmaceuticals, Inc.*                         4,875           17,452
Schering-Plough Corp.                                 34,950          954,135
                                                              ---------------
                                                                    4,262,644
                                                              ---------------

MISCELLANEOUS - 1.34%
Akzo Nobel N.V. (Netherlands) (Note 7)                   200            8,598
Cabot Microelectronics Corp.*                            400           19,560
The Estee Lauder Companies, Inc. - Class A            10,475          378,671
FMC Corp.*                                               850           32,895
Invitrogen Corp.*                                        525           18,207
Lonza Group AG (Switzerland) (Note 7)                    500           36,032
Minerals Technologies, Inc.                              575           28,750
PolyOne Corp.                                          3,075           37,330
Techne Corp.*                                          1,125           30,026
                                                              ---------------
                                                                      590,069
                                                              ---------------
                                                                    5,569,449
                                                              ---------------

COMPUTER PROGRAMMING, DATA PROCESSING, & RELATED
SERVICES - 1.17%
PREPACKAGED SOFTWARE - 0.91%
Amdocs Ltd.* (Guernsey) (Note 7)                         550           11,951
Microsoft Corp.*                                         975           50,953
Parametric Technology Corp.*                          63,950          258,358
Pharmacopeia, Inc.*                                    2,250           26,100
Satyam Computer Services Ltd. - ADR (India) (Note 7)   2,450           29,277



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES I                                   SHARES   VALUE (NOTE 2)
-------------------------------------------------------  -------  ---------------
COMPUTER PROGRAMMING, DATA PROCESSING, & RELATED
SERVICES (continued)
PREPACKAGED SOFTWARE (continued)
VeriSign, Inc.*                                              600  $         5,550
VERITAS Software Corp.*                                      650           18,421
                                                                  ---------------
                                                                          400,610
                                                                  ---------------

MISCELLANEOUS - 0.26%
CSG Systems International, Inc.*                           1,200           31,464
Convergys Corp.*                                             475           13,143
Electronic Data Systems Corp.                                550           29,843
International Business Machines Corp. (IBM)                  275           23,034
Unisys Corp.*                                              1,475           19,912
                                                                  ---------------
                                                                          117,396
                                                                  ---------------
                                                                          518,006
                                                                  ---------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 6.24%
COMMUNICATIONS EQUIPMENT - 1.75%
Motorola, Inc.                                             2,000           30,800
Nokia Oyj - ADR (Finland) (Note 7)                         1,200           19,512
QUALCOMM, Inc.*                                           20,425          616,018
Research In Motion Ltd.* (Canada) (Note 7)                 2,250           39,825
Telefonaktiebolaget LM Ericsson - ADR (Sweden) (Note 7)    3,150            7,844
Wavecom S.A. - ADR* (France) (Note 7)                      1,700           58,905
                                                                  ---------------
                                                                          772,904
                                                                  ---------------

TELEPHONE & TELEGRAPH APPARATUS - 2.81%
CIENA Corp.*                                               2,300           17,227
Lucent Technologies, Inc.*                               136,500          627,900
Nortel Networks Corp.* (Canada) (Note 7)                 174,000          591,600
                                                                  ---------------
                                                                        1,236,727
                                                                  ---------------

MISCELLANEOUS - 1.68%
Altera Corp.*                                                875           17,990
Rayovac Corp.*                                             1,025           16,308
Texas Instruments, Inc.                                   22,900          708,297
                                                                  ---------------
                                                                          742,595
                                                                  ---------------
                                                                        2,752,226
                                                                  ---------------

FOOD & KINDRED PRODUCTS - 2.24%
Nestle S.A. (Switzerland) (Note 7)                         1,500          354,608
Unilever plc - ADR (United Kingdom) (Note 7)              17,375          635,056
                                                                  ---------------
                                                                          989,664
                                                                  ---------------

GLASS PRODUCTS - 0.06%
Waterford Wedgwood plc (Ireland) (Note 7)                 39,500           25,258
                                                                  ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES I                                        SHARES  VALUE (NOTE 2)
------------------------------------------------------------  ------  ---------------
HEALTH & SOCIAL SERVICES - 0.24%
Manor Care, Inc.*                                                525  $        13,461
Sunrise Assisted Living, Inc.*                                 3,475           93,860
                                                                      ---------------
                                                                              107,321
                                                                      ---------------

HOTELS & MOTELS - 0.11%
Club Mediterranee S.A. (France) (Note 7)                         400           16,177
The Hongkong & Shanghai Hotels Ltd. (Hong Kong) (Note 7)      36,000           18,002
Mandarin Oriental International Ltd. (Hong Kong) (Note 7)     26,000           13,390
                                                                      ---------------
                                                                               47,569
                                                                      ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
EQUIPMENT - 2.60%
OIL & GAS FIELD MACHINERY & EQUIPMENT - 2.31%
Baker Hughes, Inc.                                            11,350          427,668
Cooper Cameron Corp.*                                          4,900          268,716
Varco International, Inc.*                                    15,575          319,132
                                                                      ---------------
                                                                            1,015,516
                                                                      ---------------
MISCELLANEOUS - 0.29%
Electronics for Imaging, Inc.*                                 1,750           31,342
Hewlett-Packard Co.                                            1,125           19,238
Lexmark International, Inc.*                                     425           25,407
Optimal Robotics Corp.* (Canada) (Note 7)                        750           11,190
SanDisk Corp.*                                                 2,550           41,718
                                                                      ---------------
                                                                              128,895
                                                                      ---------------
                                                                            1,144,411
                                                                      ---------------

INSURANCE AGENTS, BROKERS, & SERVICE - 0.02%
NDCHealth Corp.                                                  325           10,455
                                                                      ---------------

MOTION PICTURE PRODUCTION - 0.95%
AOL Time Warner, Inc.*                                        21,975          417,964
                                                                      ---------------

NATIONAL & STATE COMMERCIAL BANKS - 0.84%
The Bank of New York Co., Inc.                                10,125          370,474
                                                                      ---------------

OIL & GAS EXTRACTION - 5.57%
Atwood Oceanics, Inc.*                                           825           37,909
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)  34,175          799,695
Pride International, Inc.*                                     1,875           34,856
Schlumberger Ltd.                                             20,075        1,099,106



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES I                                SHARES  VALUE (NOTE 2)
----------------------------------------------------  ------  ---------------
OIL & GAS EXTRACTION (continued)
Stolt Offshore S.A. - ADR* (United Kingdom) (Note 7)   1,875  $        16,706
Transocean Sedco Forex, Inc.                          13,225          469,488
                                                              ---------------
                                                                    2,457,760
                                                              ---------------

PAPER & ALLIED PRODUCTS - 0.90%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)            875           19,031
Kimberly-Clark Corp.                                   5,800          377,696
                                                              ---------------
                                                                      396,727
                                                              ---------------

PRIMARY METAL INDUSTRIES - 0.10%
Intermet Corp.                                         1,775           19,472
Norddeutsche Affinerie AG (Germany) (Note 7)           1,975           24,720
                                                              ---------------
                                                                       44,192
                                                              ---------------

RAILROAD TRANSPORTATION - 0.11%
Kansas City Southern Industries, Inc.*                 2,950           47,200
                                                              ---------------

RESEARCH, DEVELOPMENT & TESTING SERVICES - 0.98%
IMS Health, Inc.                                      19,875          409,624
Paradigm Geophysical Ltd.* (Israel) (Note 7)           5,100           20,298
                                                              ---------------
                                                                      429,922
                                                              ---------------

RETAIL - MISCELLANEOUS - 1.09%
Amazon.com, Inc.*                                      1,875           31,294
CVS Corp.                                              4,875          163,215
Omnicare, Inc.                                         2,325           62,170
Staples, Inc.*                                        10,800          215,676
Syms Corp.*                                            1,725            9,660
                                                              ---------------
                                                                      482,015
                                                              ---------------

RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 0.05%
Applied Extrusion Technologies, Inc.*                  3,325           23,275
                                                              ---------------

TECHNICAL INSTRUMENTS & SUPPLIES - 5.53%
LABORATORY ANALYTICAL INSTRUMENTS - 3.60%
Applera Corp. - Applied Biosystems Group              50,225          859,852
Biacore International AB - ADR* (Sweden) (Note 7)        725           17,581
Bruker AXS, Inc.*                                     17,050           45,694
Millipore Corp.                                       16,000          639,200
Varian, Inc.*                                            750           25,305
                                                              ---------------
                                                                    1,587,632
                                                              ---------------
MISCELLANEOUS - 1.93%
Affymetrix, Inc.*                                        625           15,856
Boston Scientific Corp.*                               2,700           67,284



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES I                               SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
---------------------------------------------------  ------------------------  ---------------
TECHNICAL INSTRUMENTS & SUPPLIES (continued)
MISCELLANEOUS (continued)
Eastman Kodak Co.                                                      23,150  $       745,661
Hologic, Inc.*                                                            700           11,361
Luminex Corp.*                                                          1,275            8,173
                                                                               ---------------
                                                                                       848,335
                                                                               ---------------
                                                                                     2,435,967
                                                                               ---------------

TELECOMMUNICATION SERVICES - 5.07%
BellSouth Corp.                                                         6,375          193,481
SBC Communications, Inc.                                               15,125          469,783
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR
(Brazil) (Note 7)                                                      20,375          637,330
Verizon Communications, Inc.                                           12,225          490,345
The Walt Disney Co.                                                    19,075          442,159
                                                                               ---------------
                                                                                     2,233,098
                                                                               ---------------

TEXTILE MILL PRODUCTS - 0.11%
Albany International Corp. - Class A                                    1,975           49,731
                                                                               ---------------

TRANSPORTATION EQUIPMENT - 0.15%
Empresa Brasileira de Aeronautica S.A.
(Embraer) - ADR (Brazil) (Note 7)                                         956           22,017
Wabash National Corp.                                                   1,825           17,867
Wabtec Corp.                                                            1,600           24,464
                                                                               ---------------
                                                                                        64,348
                                                                               ---------------

WATER TRANSPORTATION - 1.13%
Carnival Corp.                                                         13,950          464,674
Trico Marine Services, Inc.*                                            4,225           34,561
                                                                               ---------------
                                                                                       499,235
                                                                               ---------------

WHOLESALE TRADE - DURABLE GOODS - 0.16%
Apogent Technologies, Inc.*                                             1,950           45,240
Newpark Resources, Inc.*                                                2,875           24,064
                                                                               ---------------
                                                                                        69,304
                                                                               ---------------

TOTAL COMMON STOCKS
(Identified Cost $22,608,646)                                                       21,208,859
                                                                               ---------------

WARRANTS - 0.00%**
Orbital Sciences Corp., 8/31/2004                                         127              432
                                                                               ---------------

U.S. TREASURY SECURITIES - 48.18%
U.S. TREASURY BONDS - 17.64%
U.S. Treasury Bond, 7.25%, 8/15/2022                 $                390,000          460,261
U.S. Treasury Bond, 6.25%, 8/15/2023                                   10,000           10,617
U.S. Treasury Bond, 7.50%, 11/15/2024                               1,480,000        1,806,236



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES I                                         SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
-------------------------------------------------------------  ------------------------  ---------------
U.S. TREASURY SECURITIES (continued)
U.S. TREASURY BONDS (continued)
U.S. Treasury Bond, 5.50%, 8/15/2028                           $              5,690,000  $     5,499,738
                                                                                         ---------------

TOTAL U.S. TREASURY BONDS
(Identified Cost $7,543,792)                                                                   7,776,852
                                                                                         ---------------

U.S. TREASURY NOTES - 30.54%
U.S. Treasury Note, 2.75%, 10/31/2003                                         7,600,000        7,596,139
U.S. Treasury Note, 6.00%, 8/15/2004                                            400,000          422,641
U.S. Treasury Note, 5.88%, 11/15/2004                                            10,000           10,552
U.S. Treasury Note, 6.50%, 5/15/2005                                            355,000          381,944
U.S. Treasury Note, 5.75%, 11/15/2005                                         3,400,000        3,586,204
U.S. Treasury Note, 5.88%, 11/15/2005                                             5,000            5,296
U.S. Treasury Note, 6.50%, 10/15/2006                                             5,000            5,421
U.S. Treasury Note, 3.50%, 11/15/2006                                         1,500,000        1,444,454
U.S. Treasury Note, 6.13%, 8/15/2007                                              5,000            5,353
U.S. Treasury Note, 5.63%, 5/15/2008                                              5,000            5,232
                                                                                         ---------------

TOTAL U.S. TREASURY NOTES
(Identified Cost $13,302,607)                                                                 13,463,236
                                                                                         ---------------

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $20,846,399)                                                                 21,240,088
                                                                                         ---------------

U.S. GOVERNMENT AGENCIES - 0.14%
MORTGAGE BACKED SECURITIES - 0.05%
GNMA, Pool #286310, 9.00%, 2/15/2020                                              8,861            9,487
GNMA, Pool #288873, 9.50%, 8/15/2020                                              1,042            1,116
GNMA, Pool #385753, 9.00%, 7/15/2024                                              8,220            8,800
                                                                                         ---------------

TOTAL MORTGAGE BACKED SECURITIES
(Identified Cost $18,827)                                                                         19,403
                                                                                         ---------------

OTHER AGENCIES - 0.09%
Federal National Mortgage Association Note, 5.50%, 2/15/2006                      5,000            5,159
Federal National Mortgage Association Note, 5.75%, 2/15/2008                     25,000           25,753
Federal National Mortgage Association Note, 5.25%, 1/15/2009                      5,000            4,967
Federal National Mortgage Association Note, 6.38%, 6/15/2009                      5,000            5,279
                                                                                         ---------------

TOTAL OTHER AGENCIES
(Identified Cost $40,351)                                                                         41,158
                                                                                         ---------------

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $59,178)                                                                         60,561
                                                                                         ---------------

SHORT-TERM INVESTMENTS - 3.27%
Dreyfus Treasury Cash Management Fund
(Identified Cost $1,442,636)                                                  1,442,636        1,442,636
                                                                                         ---------------




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES I                  VALUE (NOTE 2)
-------------------------------------------------------
TOTAL INVESTMENTS - 99.69%
(Identified Cost $44,956,859)           $    43,952,576

OTHER ASSETS, LESS LIABILITIES - 0.31%          137,083
                                        ---------------

NET ASSETS - 100%                       $    44,089,659
                                        ===============



*Non-income  producing  security
**Less  than  0.01%
ADR  =  American  Depository  Receipt

FEDERAL  TAX  INFORMATION:

At April 30, 2002, the net unrealized depreciation based on identified cost for federal income tax purposes of $44,956,859 was as follows:



Unrealized appreciation        $ 1,459,027
Unrealized depreciation         (2,463,310)
                               ------------
UNREALIZED DEPRECIATION - NET  $(1,004,283)
                               ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  -  Blended  Asset  Series I (unaudited)



APRIL  30,  2002



ASSETS:
Investments, at value (identified cost $44,956,859) (Note 2)                    $43,952,576
Cash                                                                                 33,000
Foreign currency, at value (cost $2)                                                      2
Interest receivable                                                                 253,936
Receivable for fund shares sold                                                      66,889
Dividends receivable                                                                 46,486
Receivable for securities sold                                                        6,197
Foreign tax reclaims receivable                                                       1,603
                                                                                ------------

TOTAL ASSETS                                                                     44,360,689
                                                                                ------------

LIABILITIES:

Accrued management fees (Note 3)                                                     39,305
Accrued transfer agent fees (Note 3)                                                  7,380
Accrued fund accounting fees (Note 3)                                                 2,535
Accrued directors' fees (Note 3)                                                      2,492
Payable for securities purchased                                                    184,413
Audit fees payable                                                                   16,787
Payable for fund shares repurchased                                                   7,667
Other payables and accrued expenses                                                  10,451
                                                                                ------------

TOTAL LIABILITIES                                                                   271,030
                                                                                ------------

TOTAL NET ASSETS                                                                $44,089,659
                                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                                   $    41,161
Additional paid-in-capital                                                       44,182,444
Undistributed net investment income                                                 270,437
Accumulated net realized gain on investments and other assets and liabilities       599,864
Net unrealized depreciation on investments and other assets and liabilities      (1,004,247)
                                                                                ------------

TOTAL NET ASSETS                                                                $44,089,659
                                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE - CLASS A
($44,089,659/4,116,017 shares)                                                  $     10.71
                                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  -  Blended  Asset  Series  I  (unaudited)



FOR  THE  SIX  MONTHS  ENDED  APRIL  30,  2002



INVESTMENT INCOME:
Interest                                                 $ 398,917
Dividends (net of foreign tax withheld, $1,201)            135,384
                                                         ----------

Total Investment Income                                    534,301
                                                         ----------

EXPENSES:

Management fees (Note 3)                                   174,008
Fund accounting fees (Note 3)                               28,129
Transfer agent fees (Note 3)                                22,625
Directors' fees (Note 3)                                     3,323
Audit fees                                                  13,389
Miscellaneous                                               17,280
                                                         ----------

Total Expenses                                             258,754

Less reduction of expenses (Note 3)                        (49,703)
                                                         ----------

Net Expenses                                               209,051
                                                         ----------

NET INVESTMENT INCOME                                      325,250
                                                         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on -
Investments                                                640,023
Foreign currency and other assets and liabilities               13
                                                         ----------
                                                           640,036
                                                         ----------

Net change in unrealized depreciation on -
Investments                                               (752,905)
Foreign currency and other assets and liabilities               13
                                                         ----------
                                                          (752,892)
                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS    (112,856)
                                                         ----------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                               $ 212,394
                                                         ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets  -  Blended  Asset  Series  I





                                                          FOR THE
                                                         SIX MONTHS
                                                           ENDED        FOR THE
                                                          4/30/02      YEAR ENDED
                                                        (UNAUDITED)     10/31/01
                                                        ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $   325,250   $   544,989
Net realized gain on investments                            640,036       720,045
Net change in unrealized depreciation on investments       (752,892)     (654,812)
                                                        ------------  ------------

Net increase from operations                                212,394       610,222
                                                        ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                 (366,939)     (606,636)
From net realized gain on investments                      (723,704)   (1,728,272)
                                                        ------------  ------------

Total distributions to shareholders                      (1,090,643)   (2,334,908)
                                                        ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)    25,901,334     2,751,103
                                                        ------------  ------------

Net increase in net assets                               25,023,085     1,026,417

NET ASSETS:

Beginning of period                                      19,066,574    18,040,157
                                                        ------------  ------------

END OF PERIOD (including undistributed net investment
income of $270,437 and $308,870, respectively)          $44,089,659   $19,066,574
                                                        ============  ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights  -  Blended  Asset  Series  I





                                                      FOR THE
                                                     SIX MONTHS
                                                       ENDED
                                                      4/30/02                       FOR THE YEARS ENDED
                                                    (UNAUDITED)         10/31/01          10/31/00    10/31/99    10/31/98
                                                    ------------  ---------------------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $     11.06   $              12.18   $   11.07   $   11.59   $   11.97
                                                    ------------  ---------------------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                      0.10                   0.31        0.41        0.38        0.36
Net realized and unrealized gain on investments           0.203                   0.11        1.30        0.22        0.35
                                                    ------------  ---------------------  ----------  ----------  ----------
Total from investment operations                           0.10                   0.42        1.71        0.60        0.71
                                                    ------------  ---------------------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                (0.22)                 (0.38)      (0.35)      (0.34)      (0.33)
From net realized gain on investments                     (0.43)                 (1.16)      (0.25)      (0.78)      (0.76)
                                                    ------------  ---------------------  ----------  ----------  ----------

Total distributions to shareholders                       (0.65)                 (1.54)      (0.60)      (1.12)      (1.09)
                                                    ------------  ---------------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                     $     10.71   $              11.06   $   12.18   $   11.07   $   11.59
                                                    ============  =====================  ==========  ==========  ==========

Total return 1                                             2.63%                  3.59%      16.12%       4.32%       6.29%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                1.20% 2                  1.20%       1.20%       1.20%       1.20%
Net investment income                                    1.87% 2                  2.68%       2.84%       3.09%       3.25%

Portfolio turnover                                           20%                    77%         47%         45%         60%

NET ASSETS - END OF PERIOD (000's omitted)          $    44,090   $             19,067   $  18,040   $  26,515   $  32,291
                                                    ============  =====================  ==========  ==========  ==========






                                              FOR THE YEARS ENDED
                                                     10/31/97
                                                    ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $   11.20
                                                    ----------

Income from investment operations:
Net investment income                                    0.39
Net realized and unrealized gain on investments          1.01
                                                    ----------
Total from investment operations                         1.40
                                                    ----------

Less distributions to shareholders:
From net investment income                              (0.44)
From net realized gain on investments                   (0.19)
                                                    ----------

Total distributions to shareholders                     (0.63)
                                                    ----------

NET ASSET VALUE - END OF PERIOD                     $   11.97
                                                    ==========

Total return 1                                          13.01%

Ratios (to average net assets)/Supplemental Data:
Expenses*                                                1.20%
Net investment income                                    3.39%

Portfolio turnover                                         50%

NET ASSETS - END OF PERIOD (000's omitted)          $  21,930
                                                    ==========




*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:


0.29% 2        0.55%                  0.21%        0.03%       0.03%       0.04%



1Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.
2Annualized.
3The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to timing of sales and repurchases of Series shares in relation to fluctuating market values of the investments of the Series.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Performance  Update  as  of  April  30,  2002  (unaudited)



Exeter  Fund,  Inc.  -  Blended  Asset  Series  II



                               Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $    10,032          0.32%     0.32%
Five Year   $    15,421         54.21%     9.04%
Inception 1 $    24,710        147.10%    11.15%




Merrill  Lynch  Corporate/Government  Bond  Index



                                Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $    10,745          7.45%     7.45%
Five Year   $    14,387         43.87%     7.54%
Inception 1 $    16,967         69.67%     6.37%





50-50  Blended  Index



                               Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $     9,751         -2.49%    -2.49%
Five Year   $    14,736         47.36%     8.06%
Inception 1 $    22,265        122.65%     9.81%



The value of a $10,000 investment in the Exeter Fund, Inc. - Blended Asset Series II from its inception (10/12/93) to present (4/30/02) as compared to the Merrill Lynch Corporate/Government Bond Index and a 50-50 Blended Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



               Exeter Fund, Inc.      Merrill Lynch Corporate/   50-50 Blended
Date        Blended Asset Series II     Government Bond Index        Index
10/12/1993  $                 10,000  $                  10,000  $       10,000
12/31/1993                     9,982                      9,883          10,056
12/31/1994                    10,333                      9,561           9,978
12/31/1995                    13,707                     11,383          12,743
10/31/1996                    15,078                     11,625          13,978
10/31/1997                    18,047                     12,666          16,832
10/31/1998                    17,947                     13,975          19,525
10/31/1999                    19,824                     13,871          21,996
10/31/2000                    23,557                     14,872          23,204
10/31/2001                    23,881                     17,158          21,962
4/30/2002                     24,710                     16,967          22,265



1Performance numbers for the Series and Indices are calculated from October 12, 1993, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2The 50-50 Blended Index is 50% Standard & Poor's (S&P) 500 Total Return Index and 50% Lehman Brothers Aggregate Bond Index. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Lehman Brothers Aggregate Bond Index is a market value weighted measure of approximately 6,900 corporate, government, and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. The Merrill Lynch Corporate/Government Bond Index is comprised of approximately 4,800 investment grade corporate and government securities with maturities greater than one year. The Indices' returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES II                        SHARES   VALUE (NOTE 2)
---------------------------------------------  -------  ---------------

COMMON STOCKS - 63.16%
AGRICULTURAL PRODUCTION - 0.07%
Sylvan, Inc.*                                   10,475  $       120,462
                                                        ---------------

CHEMICALS & ALLIED PRODUCTS - 16.27%
AGRICULTURAL CHEMICALS - 2.14%
Agrium, Inc. (Canada) (Note 7)                  28,325          276,169
IMC Global, Inc.                                11,925          150,255
Syngenta AG - ADR (Switzerland) (Note 7)       265,850        3,256,663
                                                        ---------------
                                                              3,683,087
                                                        ---------------

BIOLOGICAL PRODUCTS - 0.75%
Invitrogen Corp.*                                2,600           90,168
Sigma-Aldrich Corp.                             22,425        1,062,497
Techne Corp.*                                    5,400          144,126
                                                        ---------------
                                                              1,296,791
                                                        ---------------

PHARMACEUTICAL PREPARATIONS - 11.77%
Bristol-Myers Squibb Co.                       228,450        6,579,360
Celltech Group plc* (United Kingdom) (Note 7)   10,000           82,775
ICN Pharmaceuticals, Inc.                        1,000           27,660
Merck & Co., Inc.                               35,100        1,907,334
Merck KGaA (Germany) (Note 7)                    4,125          121,919
Novartis AG - ADR (Switzerland) (Note 7)        51,525        2,162,504
Pharmacia Corp.                                118,125        4,870,294
PRAECIS Pharmaceuticals, Inc.*                  24,275           86,904
Schering-Plough Corp.                          160,300        4,376,190
                                                        ---------------
                                                             20,214,940
                                                        ---------------

MISCELLANEOUS - 1.61%
Akzo Nobel N.V. (Netherlands) (Note 7)           1,025           44,066
Cabot Microelectronics Corp.*                    2,150          105,135
The Estee Lauder Companies, Inc. - Class A      54,225        1,960,234
FMC Corp.*                                       4,500          174,150
Lonza Group AG (Switzerland) (Note 7)            1,750          126,111
Minerals Technologies, Inc.                      3,125          156,250
PolyOne Corp.                                   15,850          192,419
                                                        ---------------
                                                              2,758,365
                                                        ---------------
                                                             27,953,183
                                                        ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES II                                  SHARES   VALUE (NOTE 2)
-------------------------------------------------------  -------  ---------------
COMPUTER PROGRAMMING, DATA PROCESSING, & RELATED
SERVICES - 1.33%
PREPACKAGED SOFTWARE - 1.00%
Amdocs Ltd.* (Guernsey) (Note 7)                           2,850  $        61,931
Microsoft Corp.*                                           3,900          203,814
Parametric Technology Corp.*                             263,800        1,065,752
Pharmacopeia, Inc.*                                       11,275          130,790
Satyam Computer Services Ltd. - ADR (India) (Note 7)      13,050          155,948
VeriSign, Inc.*                                            2,300           21,275
VERITAS Software Corp.*                                    2,675           75,810
                                                                  ---------------
                                                                        1,715,320
                                                                  ---------------

MISCELLANEOUS - 0.33%
CSG Systems International, Inc.*                           6,325          165,841
Convergys Corp.*                                           2,525           69,867
Electronic Data Systems Corp.                              2,550          138,363
International Business Machines Corp. (IBM)                1,425          119,358
Unisys Corp.*                                              5,900           79,650
                                                                  ---------------
                                                                          573,079
                                                                  ---------------
                                                                        2,288,399
                                                                  ---------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 8.04%
COMMUNICATIONS EQUIPMENT - 2.10%
Motorola, Inc.                                            10,550          162,470
Nokia Oyj - ADR (Finland) (Note 7)                         4,975           80,894
QUALCOMM, Inc.*                                           98,550        2,972,268
Research In Motion Ltd.* (Canada) (Note 7)                10,800          191,160
Telefonaktiebolaget LM Ericsson - ADR (Sweden) (Note 7)   12,825           31,934
Wavecom S.A. - ADR* (France) (Note 7)                      5,050          174,983
                                                                  ---------------
                                                                        3,613,709
                                                                  ---------------

TELEPHONE & TELEGRAPH APPARATUS - 3.80%
CIENA Corp.*                                               9,250           69,282
Lucent Technologies, Inc.*                               711,725        3,273,935
Nortel Networks Corp.* (Canada) (Note 7)                 936,650        3,184,610
                                                                  ---------------
                                                                        6,527,827
                                                                  ---------------

MISCELLANEOUS - 2.14%
Altera Corp.*                                              3,650           75,044
Rayovac Corp.*                                             5,375           85,516
Texas Instruments, Inc.                                  113,625        3,514,421
                                                                  ---------------
                                                                        3,674,981
                                                                  ---------------
                                                                       13,816,517
                                                                  ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES II                                   SHARES   VALUE (NOTE 2)
--------------------------------------------------------  -------  ---------------
FOOD & KINDRED PRODUCTS - 3.03%
Nestle S.A. (Switzerland) (Note 7)                          7,650  $     1,808,499
Unilever plc - ADR (United Kingdom) (Note 7)               92,925        3,396,409
                                                                   ---------------
                                                                         5,204,908
                                                                   ---------------

GLASS PRODUCTS - 0.07%
Waterford Wedgwood plc (Ireland) (Note 7)                 192,000          122,771
                                                                   ---------------

HEALTH & SOCIAL SERVICES - 0.30%
Manor Care, Inc.*                                           2,450           62,818
Sunrise Assisted Living, Inc.*                             16,650          449,717
                                                                   ---------------
                                                                           512,535
                                                                   ---------------

HOTELS & MOTELS - 0.14%
Club Mediterranee S.A. (France) (Note 7)                    1,900           76,839
The Hongkong & Shanghai Hotels Ltd. (Hongkong) (Note 7)   192,000           96,010
Mandarin Oriental International Ltd. (Hongkong) (Note 7)  140,000           72,100
                                                                   ---------------
                                                                           244,949
                                                                   ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
EQUIPMENT - 3.37%
OIL & GAS FIELD MACHINERY & EQUIPMENT - 3.02%
Baker Hughes, Inc.                                         57,200        2,155,296
Cooper Cameron Corp.*                                      25,325        1,388,823
Varco International, Inc.*                                 80,275        1,644,835
                                                                   ---------------
                                                                         5,188,954
                                                                   ---------------

MISCELLANEOUS - 0.35%
Electronics for Imaging, Inc.*                              9,375          167,906
Hewlett-Packard Co.                                         4,700           80,370
Lexmark International, Inc.*                                1,800          107,604
Optimal Robotics Corp.* (Canada) (Note 7)                   3,900           58,188
SanDisk Corp.*                                             11,850          193,866
                                                                   ---------------
                                                                           607,934
                                                                   ---------------
                                                                         5,796,888
                                                                   ---------------

INSURANCE AGENTS, BROKERS, & SERVICE - 0.03%
NDCHealth Corp.                                             1,600           51,472
                                                                   ---------------

MOTION PICTURE PRODUCTION - 1.28%
AOL Time Warner, Inc.*                                    115,775        2,202,040
                                                                   ---------------

NATIONAL & STATE COMMERCIAL BANKS - 1.11%
The Bank of New York Co., Inc.                             52,175        1,909,083
                                                                   ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES II                                       SHARES   VALUE (NOTE 2)
------------------------------------------------------------  -------  ---------------
OIL & GAS EXTRACTION - 6.47%
Atwood Oceanics, Inc.*                                          4,400  $       202,180
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)  166,650        3,899,610
Pride International, Inc.*                                      9,300          172,887
Schlumberger Ltd.                                              85,925        4,704,394
Stolt Offshore S.A. - ADR* (United Kingdom) (Note 7)            9,650           85,981
Transocean Sedco Forex, Inc.                                   57,900        2,055,450
                                                                       ---------------
                                                                            11,120,502
                                                                       ---------------

PAPER & ALLIED PRODUCTS - 2.34%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)                  98,100        2,133,675
Kimberly-Clark Corp.                                           28,825        1,877,084
                                                                       ---------------
                                                                             4,010,759
                                                                       ---------------

PRIMARY METAL INDUSTRIES - 0.14%
Intermet Corp.                                                  9,650          105,860
Norddeutsche Affinerie AG (Germany) (Note 7)                    9,975          124,850
                                                                       ---------------
                                                                               230,710
                                                                       ---------------
RAILROAD TRANSPORTATION - 0.15%
Kansas City Southern Industries, Inc.*                         15,575          249,200
                                                                       ---------------

RESEARCH, DEVELOPMENT & TESTING SERVICES - 1.29%
IMS Health, Inc.                                              103,750        2,138,287
Paradigm Geophysical Ltd.* (Israel) (Note 7)                   20,650           82,187
                                                                       ---------------
                                                                             2,220,474
                                                                       ---------------

RETAIL - MISCELLANEOUS - 1.54%
Amazon.com, Inc.*                                               7,250          121,002
CVS Corp.                                                      24,950          835,326
Omnicare, Inc.                                                 10,575          282,776
Staples, Inc.*                                                 67,525        1,348,474
Syms Corp.*                                                     9,225           51,660
                                                                       ---------------
                                                                             2,639,238
                                                                       ---------------

RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 0.07%
Applied Extrusion Technologies, Inc.*                          17,375          121,625
                                                                       ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES II                                                   SHARES   VALUE (NOTE 2)
------------------------------------------------------------------------  -------  ---------------
TECHNICAL INSTRUMENTS & SUPPLIES - 7.88%
LABORATORY ANALYTICAL INSTRUMENTS - 4.79%
Applera Corp. - Applied Biosystems Group                                  259,125  $     4,436,220
Biacore International AB - ADR* (Sweden) (Note 7)                           3,650           88,512
Bruker AXS, Inc.*                                                          80,325          215,271
Millipore Corp.                                                            83,850        3,349,808
Varian, Inc.*                                                               3,900          131,586
                                                                                   ---------------
                                                                                         8,221,397
                                                                                   ---------------

MISCELLANEOUS - 3.09%
Affymetrix, Inc.*                                                           3,100           78,647
Boston Scientific Corp.*                                                   13,425          334,551
Eastman Kodak Co.                                                         148,950        4,797,680
Hologic, Inc.*                                                              3,375           54,776
Luminex Corp.*                                                              6,400           41,024
                                                                                   ---------------
                                                                                         5,306,678
                                                                                   ---------------
                                                                                        13,528,075
                                                                                   ---------------

TELECOMMUNICATION SERVICES - 6.31%
BellSouth Corp.                                                            31,675          961,336
SBC Communications, Inc.                                                   71,575        2,223,120
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil) (Note 7)       95,700        2,993,496
Verizon Communications, Inc.                                               63,475        2,545,982
The Walt Disney Co.                                                        91,275        2,115,754
                                                                                   ---------------
                                                                                        10,839,688
                                                                                   ---------------

TEXTILE MILL PRODUCTS - 0.16%
Albany International Corp. - Class A                                       10,800          271,944
                                                                                   ---------------

TRANSPORTATION EQUIPMENT - 0.20%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)    5,061          116,555
Wabash National Corp.                                                       9,725           95,208
Wabtec Corp.                                                                8,050          123,085
                                                                                   ---------------
                                                                                           334,848
                                                                                   ---------------

WATER TRANSPORTATION - 1.37%
Carnival Corp.                                                             65,275        2,174,310
Trico Marine Services, Inc.*                                               21,725          177,710
                                                                                   ---------------
                                                                                         2,352,020
                                                                                   ---------------

WHOLESALE TRADE - DURABLE GOODS - 0.20%
Apogent Technologies, Inc.*                                                 9,775          226,780
Newpark Resources, Inc.*                                                   14,800          123,876
                                                                                   ---------------
                                                                                           350,656
                                                                                   ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





BLENDED ASSET SERIES II                                        SHARES/PRINCIPAL AMOUNT   VALUE (NOTE 2)
-------------------------------------------------------------  ------------------------  ---------------
TOTAL COMMON STOCKS
(Identified Cost $113,505,813)                                                           $  108,492,946
                                                                                         ---------------

WARRANTS - 0.00%**
Orbital Sciences Corp., 8/31/2004                                                   350           1,190
                                                                                         ---------------

U.S. TREASURY SECURITIES - 33.53%
U.S. TREASURY BONDS - 21.14%
U.S. Treasury Bond, 6.88%, 8/15/2025                           $                330,000         377,244
U.S. Treasury Bond, 6.50%, 11/15/2026                                           440,000         482,952
U.S. Treasury Bond, 5.50%, 8/15/2028                                         36,675,000      35,448,661
                                                                                         ---------------

TOTAL U.S. TREASURY BONDS
(Identified Cost $35,725,374)                                                                36,308,857
                                                                                         ---------------

U.S. TREASURY NOTES - 12.39%
U.S. Treasury Note, 2.75%, 10/31/2003                                         3,000,000       2,998,476
U.S. Treasury Note, 5.75%, 11/15/2005                                         4,400,000       4,640,970
U.S. Treasury Note, 4.63%, 5/15/2006                                          7,760,000       7,863,363
U.S. Treasury Note, 3.50%, 11/15/2006                                         6,000,000       5,777,814
                                                                                         ---------------

TOTAL U.S. TREASURY NOTES
(Identified Cost $21,333,306)                                                                21,280,623
                                                                                         ---------------

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $57,058,680)                                                                57,589,480
                                                                                         ---------------

U.S. GOVERNMENT AGENCIES - 2.09%
Federal National Mortgage Association Note, 5.75%, 2/15/2008                    185,000         190,576
Federal National Mortgage Association Note, 6.38%, 6/15/2009                    190,000         200,623
Federal National Mortgage Association Note, 6.63%, 9/15/2009                  3,000,000       3,207,318
                                                                                         ---------------

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $3,288,780)                                                                  3,598,517
                                                                                         ---------------

SHORT-TERM INVESTMENTS - 1.42%
Dreyfus Treasury Cash Management Fund
(Identified Cost $2,437,938)                                                  2,437,938       2,437,938
                                                                                         ---------------

TOTAL INVESTMENTS - 100.20%
(Identified Cost $176,291,211)                                                              172,120,071

LIABILITIES, LESS OTHER ASSETS - (0.20%)                                                       (341,453)
                                                                                         ---------------

NET ASSETS - 100%                                                                        $  171,778,618
                                                                                         ===============



*Non-income  producing  security
**Less  than  0.01%
ADR  =  American  Depository  Receipt

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)


BLENDED ASSET SERIES II
--------------------------------------------------------------------------------

FEDERAL  TAX  INFORMATION:
At April 30, 2002, the net unrealized depreciation based on identified cost for federal income tax purposes of $176,291,211 was as follows:



Unrealized appreciation        $  8,330,188
Unrealized depreciation         (12,501,328)
                               -------------
UNREALIZED DEPRECIATION - NET  $ (4,171,140)
                               =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  -  Blended  Asset Series II (unaudited)



APRIL  30,  2002



ASSETS:
Investments, at value (identified cost $176,291,211) (Note 2)                   $172,120,071
Foreign currency, at value (cost $88)                                                     86
Interest receivable                                                                  847,412
Receivable for fund shares sold                                                      273,408
Dividends receivable                                                                 243,762
Receivable for securities sold                                                        24,844
Foreign tax reclaims receivable                                                       11,100
                                                                                -------------

TOTAL ASSETS                                                                     173,520,683
                                                                                -------------

LIABILITIES:

Accrued management fees (Note 3)                                                     177,658
Accrued transfer agent fees (Note 3)                                                   5,715
Accrued fund accounting fees (Note 3)                                                  3,509
Accrued directors' fees (Note 3)                                                       1,692
Payable for securities purchased                                                   1,513,739
Payable for fund shares repurchased                                                   20,348
Audit fees payable                                                                    14,938
Other payables and accrued expenses                                                    4,466
                                                                                -------------

TOTAL LIABILITIES                                                                  1,742,065
                                                                                -------------

TOTAL NET ASSETS                                                                $171,778,618
                                                                                =============

NET ASSETS CONSIST OF:

Capital stock                                                                   $    134,926
Additional paid-in-capital                                                       173,094,228
Undistributed net investment income                                                  959,307
Accumulated net realized gain on investments and other assets and liabilities      1,761,139
Net unrealized depreciation on investments and other assets and liabilities       (4,170,982)
                                                                                -------------


TOTAL NET ASSETS                                                                $171,778,618
                                                                                =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($171,778,618/13,492,523 shares)                      $      12.73
                                                                                =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  -  Blended  Asset  Series  II  (unaudited)



FOR  THE  SIX  MONTHS  ENDED  APRIL  30,  2002



INVESTMENT INCOME:
Interest                                                 $ 1,352,796
Dividends (net of foreign tax withheld, $6,158)              658,972
                                                         ------------

Total Investment Income                                    2,011,768
                                                         ------------

EXPENSES:

Management fees (Note 3)                                     712,658
Fund accounting fees (Note 3)                                 33,396
Transfer agent fees (Note 3)                                  32,853
Directors' fees (Note 3)                                       3,323
Audit fees                                                    13,637
Custodian fees                                                12,397
Miscellaneous                                                 17,635
                                                         ------------

Total Expenses                                               825,899
                                                         ------------

NET INVESTMENT INCOME                                      1,185,869
                                                         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on -
Investments                                                1,985,896
Foreign currency and other assets and liabilities                 53
                                                         ------------
                                                           1,985,949
                                                         ------------

Net change in unrealized depreciation on -
Investments                                               (1,534,179)
Foreign currency and other assets and liabilities                 43
                                                         ------------
                                                          (1,534,136)
                                                         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS       451,813
                                                         ------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                          $ 1,637,682
                                                         ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets  -  Blended  Asset  Series  II





                                                           FOR THE
                                                         SIX MONTHS      FOR THE
                                                            ENDED          YEAR
                                                           4/30/02        ENDED
                                                         (UNAUDITED)     10/31/01
                                                        -------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                   $  1,185,869   $ 2,110,470
Net realized gain on investments                           1,985,949     4,291,537
Net change in unrealized depreciation on
investments                                               (1,534,136)   (5,445,922)
                                                        -------------  ------------

Net increase from operations                               1,637,682       956,085
                                                        -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                (1,405,945)   (2,288,044)
From net realized gain on investments                     (4,359,908)   (4,936,910)
                                                        -------------  ------------

Total distributions to shareholders                       (5,765,853)   (7,224,954)
                                                        -------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase from capital share transactions (Note 5)     88,447,224     4,056,622
                                                        -------------  ------------

Net increase (decrease) in net assets                     84,319,053    (2,212,247)

NET ASSETS:

Beginning of period                                       87,459,565    89,671,812
                                                        -------------  ------------

END OF PERIOD (including undistributed net investment
income of $959,307 and $1,150,060, respectively)        $171,778,618   $87,459,565
                                                        =============  ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights  -  Blended  Asset  Series  II





                                                           FOR THE
                                                          SIX MONTHS
                                                            ENDED
                                                           4/30/02                          FOR THE YEARS ENDED
                                                         (UNAUDITED)         10/31/01          10/31/00    10/31/99    10/31/98
                                                         ------------  ---------------------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $     13.09   $              14.03   $   12.74   $   12.60   $   14.69
                                                         ------------  ---------------------  ----------  ----------  ----------

Income from investment operations:
Net investment income                                           0.10                   0.32        0.29        0.33        0.31
Net realized and unrealized gain (loss) on investments          0.36                  (0.13)       1.97        0.92       (0.38)
                                                         ------------  ---------------------  ----------  ----------  ----------

Total from investment operations                                0.46                   0.19        2.26        1.25       (0.07)
                                                         ------------  ---------------------  ----------  ----------  ----------

Less distributions to shareholders:
From net investment income                                     (0.20)                 (0.35)      (0.28)      (0.31)      (0.29)
From net realized gain on investments                          (0.62)                 (0.78)      (0.69)      (0.80)      (1.73)
                                                         ------------  ---------------------  ----------  ----------  ----------

Total distributions to shareholders                            (0.82)                 (1.13)      (0.97)      (1.11)      (2.02)
                                                         ------------  ---------------------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD                          $     12.73   $              13.09   $   14.03   $   12.74   $   12.60
                                                         ============  =====================  ==========  ==========  ==========

Total return 1                                                  3.47%                  1.37%      18.83%      10.46%     (0.56%)

Ratios (to average net assets)/Supplemental Data:
Expenses                                                      1.16% 2                1.20%*        1.20%       1.15%       1.15%
Net investment income                                         1.66% 2                2.26%         2.55%       2.44%       2.45%

Portfolio turnover                                                28%                    75%         95%         78%         61%

NET ASSETS - END OF PERIOD (000's omitted)               $   171,779   $             87,460   $  89,672   $  65,205   $  65,973
                                                         ============  =====================  ==========  ==========  ==========







                                                   FOR THE YEARS ENDED
                                                          10/31/97
                                                         ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                    $   13.04
                                                         ----------

Income from investment operations:
Net investment income                                         0.32
Net realized and unrealized gain (loss) on investments        2.13
                                                         ----------

Total from investment operations                              2.45
                                                         ----------

Less distributions to shareholders:
From net investment income                                   (0.39)
From net realized gain on investments                        (0.41)
                                                         ----------

Total distributions to shareholders                          (0.80)
                                                         ----------

NET ASSET VALUE - END OF PERIOD                          $   14.69
                                                         ==========

Total return 1                                               19.69%

Ratios (to average net assets)/Supplemental Data:
Expenses                                                      1.15%
Net investment income                                         2.45%

Portfolio turnover                                              63%

NET ASSETS - END OF PERIOD (000's omitted)               $  50,922
                                                         ==========





* The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 10/31/01 would have been increased by 0.03%.


1 Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.
2 Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Performance  Update  as  of  April  30,  2002  (unaudited)



Exeter  Fund,  Inc.  -  Maximum  Horizon  Series



                              Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $     9,807         -1.93%    -1.93%
Five Year   $    17,990         79.90%    12.45%
Inception 1 $    22,648        126.48%    13.40%




Standard  &  Poor's  500  Total  Return  Index



                              Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $     8,738        -12.62%   -12.62%
Five Year   $    14,392         43.92%     7.55%
Inception 1 $    20,484        104.84%    11.66%




Value  Line  Index



                               Total Return
             Growth of
Through       $10,000                   Average
4/30/02     Investment    Cumulative     Annual
One Year    $     9,335         -6.65%    -6.65%
Five Year   $     9,801         -1.99%    -0.40%
Inception 1 $    11,545         15.45%     2.23%




The value of a $10,000 investment in the Exeter Fund, Inc. - Maximum Horizon Series from its inception (11/1/95) to present (4/30/02) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Value Line Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:



               Exeter Fund, Inc.     Standard & Poor's 500
Date        Maximum Horizon Series     Total Return Index    Value Line Index
11/1/1995   $                10,000  $               10,000  $          10,000
10/31/1996                   11,521                  12,408             11,198
10/31/1997                   14,604                  16,392             13,998
10/31/1998                   13,730                  19,996             12,805
10/31/1999                   17,345                  25,127             13,001
10/31/2000                   22,263                  26,656             12,866
10/31/2001                   20,926                  20,022             10,217
4/30/2002                    22,648                  20,484             11,545



1The Series and Index performance are calculated from November 1, 1995, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.

2The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of approximately 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses. The Value Line Index is an unmanaged index that consists of approximately 1,700 securities that are traded on the New York Stock Exchange, the NASDAQ Stock Market, and the American Stock Exchange. The Index returns are based on a geometric average of relative price changes of the component stocks and do not include income, and unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  April  30,  2002  (unaudited)





MAXIMUM HORIZON SERIES                             SHARES   VALUE (NOTE 2)
-------------------------------------------------  -------  ---------------

COMMON STOCKS - 89.93%
AGRICULTURAL PRODUCTION - 0.12%
Sylvan, Inc.*                                        7,500  $        86,250
                                                            ---------------

CHEMICALS & ALLIED PRODUCTS - 19.01%
AGRICULTURAL CHEMICALS - 2.37%
Agrium, Inc. (Canada) (Note 7)                      16,825          164,044
IMC Global, Inc.                                    10,350          130,410
Syngenta AG - ADR (Switzerland) (Note 7)           112,775        1,381,494
                                                                  1,675,948
                                                            ---------------

BIOLOGICAL PRODUCTS - 1.53%
Invitrogen Corp.*                                    1,250           43,350
Sigma-Aldrich Corp.                                 19,925          944,047
Techne Corp.*                                        3,625           96,751
                                                            ---------------
                                                                  1,084,148
                                                            ---------------

PHARMACEUTICAL PREPARATIONS - 13.30%
Bristol-Myers Squibb Co.                           102,450        2,950,560
Celltech Group plc* (United Kingdom) (Note 7)        4,350           36,007
ICN Pharmaceuticals, Inc.                              475           13,138
Merck & Co., Inc.                                   15,175          824,609
Merck KGaA (Germany) (Note 7)                        2,025           59,851
Novartis AG - ADR (Switzerland) (Note 7)            18,225          764,903
Pharmacia Corp.                                     58,300        2,403,709
PRAECIS Pharmaceuticals, Inc.*                      11,900           42,602
Schering-Plough Corp.                               84,825        2,315,723
                                                            ---------------
                                                                  9,411,102
                                                            ---------------

MISCELLANEOUS - 1.81%
Akzo Nobel N.V. (Netherlands) (Note 7)                 475           20,421
Cabot Microelectronics Corp.*                        1,450           70,905
The Estee Lauder Companies, Inc. - Class A          24,225          875,734
FMC Corp.*                                           2,625          101,588
Lonza Group AG (Switzerland) (Note 7)                  750           54,048
Minerals Technologies, Inc.                            600           30,000
PolyOne Corp.                                       10,500          127,470
                                                            ---------------
                                                                  1,280,166
                                                            ---------------
                                                                 13,451,364
                                                            ---------------

COMPUTER PROGRAMMING, DATA PROCESSING, & RELATED
SERVICES - 1.74%
PREPACKAGED SOFTWARE - 1.28%
Amdocs Ltd.* (Guernsey) (Note 7)                     1,400           30,422
Microsoft Corp.*                                     2,575          134,569
Parametric Technology Corp.*                       134,725          544,289
Pharmacopeia, Inc.*                                  5,525           64,090



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





MAXIMUM HORIZON SERIES                                   SHARES   VALUE (NOTE 2)
-------------------------------------------------------  -------  ---------------
COMPUTER PROGRAMMING, DATA PROCESSING, & RELATED
SERVICES (continued)
PREPACKAGED SOFTWARE (continued)
Satyam Computer Services Ltd. - ADR (India) (Note 7)       6,200  $        74,090
VeriSign, Inc.*                                              975            9,019
VERITAS Software Corp.*                                    1,850           52,429
                                                                  ---------------
                                                                          908,908
                                                                  ---------------

MISCELLANEOUS - 0.46%
CSG Systems International, Inc.*                           3,925          102,913
Convergys Corp.*                                           1,375           38,046
Electronic Data Systems Corp.                              1,675           90,886
International Business Machines Corp. (IBM)                  700           58,632
Unisys Corp.*                                              2,425           32,738
                                                                  ---------------
                                                                          323,215
                                                                  ---------------
                                                                        1,232,123
                                                                  ---------------

ELECTRIC SERVICES - 3.29%
Allegheny Energy, Inc.                                    19,325          810,104
Cinergy Corp.                                             22,600          802,978
PPL Corp.                                                 18,800          716,468
                                                                  ---------------
                                                                        2,329,550
                                                                  ---------------

ELECTRONICS & ELECTRICAL EQUIPMENT - 9.71%
COMMUNICATIONS EQUIPMENT - 2.42%
Motorola, Inc.                                             5,100           78,540
Nokia Oyj - ADR (Finland) (Note 7)                         2,025           32,926
QUALCOMM, Inc.*                                           44,850        1,352,676
Research In Motion Ltd.* (Canada) (Note 7)                 6,325          111,953
Telefonaktiebolaget LM Ericsson - ADR (Sweden) (Note 7)    8,550           21,290
Wavecom S.A. - ADR* (France) (Note 7)                      3,375          116,944
                                                                  ---------------
                                                                        1,714,329
                                                                  ---------------

TELEPHONE & TELEGRAPH APPARATUS - 4.22%
CIENA Corp.*                                               3,850           28,836
Lucent Technologies, Inc.*                               329,175        1,514,205
Nortel Networks Corp.* (Canada) (Note 7)                 424,325        1,442,705
                                                                  ---------------
                                                                        2,985,746
                                                                  ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





MAXIMUM HORIZON SERIES                                     SHARES   VALUE (NOTE 2)
---------------------------------------------------------  -------  ---------------
ELECTRONICS & ELECTRICAL EQUIPMENT (continued)
MISCELLANEOUS - 3.07%
Altera Corp.*                                               27,575  $       566,942
Rayovac Corp.*                                               3,250           51,708
Texas Instruments, Inc.                                     50,275        1,555,006
                                                                    ---------------
                                                                          2,173,656
                                                                    ---------------
                                                                          6,873,731
                                                                    ---------------

FOOD & KINDRED PRODUCTS - 4.24%
H.J. Heinz Co.                                              16,500          692,835
Nestle S.A. (Switzerland) (Note 7)                           3,850          910,160
Unilever plc - ADR (United Kingdom) (Note 7)                38,175        1,395,296
                                                                    ---------------
                                                                          2,998,291
                                                                    ---------------

GLASS PRODUCTS - 0.11%
Waterford Wedgwood plc (Ireland) (Note 7)                  125,975           80,553
                                                                    ---------------

HEALTH & SOCIAL SERVICES - 0.37%
Manor Care, Inc.*                                            1,225           31,409
Sunrise Assisted Living, Inc.*                               8,575          231,611
                                                                    ---------------
                                                                            263,020
                                                                    ---------------

HOTELS & MOTELS - 0.23%
Club Mediterranee S.A. (France) (Note 7)                     1,225           49,541
The Hongkong & Shanghai Hotels Ltd. (Hong Kong) (Note 7)   130,500           65,257
Mandarin Oriental International Ltd. (Hong Kong) (Note 7)   95,000           48,925
                                                                    ---------------
                                                                            163,723
                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
EQUIPMENT - 5.00%
OIL & GAS FIELD MACHINERY & EQUIPMENT - 3.08%
Baker Hughes, Inc.                                          25,675          967,434
Cooper Cameron Corp.*                                       10,150          556,626
Varco International, Inc.*                                  32,050          656,704
                                                                    ---------------
                                                                          2,180,764
                                                                    ---------------

MISCELLANEOUS - 1.92%
Electronics for Imaging, Inc.*                               5,825          104,326
Hewlett-Packard Co.                                          3,075           52,583
Lexmark International, Inc.*                                17,700        1,058,106
Optimal Robotics Corp.* (Canada) (Note 7)                    2,350           35,062
SanDisk Corp.*                                               6,600          107,976
                                                                    ---------------
                                                                          1,358,053
                                                                    ---------------
                                                                          3,538,817
                                                                    ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





MAXIMUM HORIZON SERIES                                        SHARES  VALUE (NOTE 2)
------------------------------------------------------------  ------  ---------------

INSURANCE AGENTS, BROKERS, & SERVICE - 0.04%
NDCHealth Corp.                                                  750  $        24,127
                                                                      ---------------

MOTION PICTURE PRODUCTION - 1.59%
AOL Time Warner, Inc.*                                        59,250        1,126,935
                                                                      ---------------

NATIONAL & STATE COMMERCIAL BANKS - 4.81%
The Bank of New York Co., Inc.                                16,200          592,758
MBNA Corp.                                                    22,850          810,032
Mellon Financial Corp.                                        36,375        1,373,520
State Street Corp.                                            12,225          624,820
                                                                      ---------------
                                                                            3,401,130
                                                                      ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.16%
American Express Co.                                          20,000          820,200
                                                                      ---------------

OIL & GAS EXTRACTION - 6.03%
Atwood Oceanics, Inc.*                                         3,000          137,850
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil) (Note 7)  72,400        1,694,160
Pride International, Inc.*                                     5,650          105,033
Schlumberger Ltd.                                             33,575        1,838,231
Stolt Offshore S.A. - ADR* (United Kingdom) (Note 7)           6,550           58,361
Transocean Sedco Forex, Inc.                                  12,250          434,875
                                                                      ---------------
                                                                            4,268,510
                                                                      ---------------

PAPER & ALLIED PRODUCTS - 4.61%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)                 62,275        1,354,481
Kimberly-Clark Corp.                                          29,325        1,909,644
                                                                      ---------------
                                                                            3,264,125
                                                                      ---------------

PRIMARY METAL INDUSTRIES - 0.22%
Intermet Corp.                                                 6,400           70,208
Norddeutsche Affinerie AG (Germany) (Note 7)                   6,825           85,424
                                                                      ---------------
                                                                              155,632
                                                                      ---------------

RAILROAD TRANSPORTATION - 0.24%
Kansas City Southern Industries, Inc.*                        10,475          167,600
                                                                      ---------------

RESEARCH, DEVELOPMENT & TESTING SERVICES - 1.42%
IMS Health, Inc.                                              44,850          924,358
Paradigm Geophysical Ltd.* (Israel) (Note 7)                  19,875           79,103
                                                                      ---------------
                                                                            1,003,461
                                                                      ---------------

RETAIL - MISCELLANEOUS - 2.14%
Amazon.com, Inc.*                                              2,975           49,653
CVS Corp.                                                     11,400          381,672
Omnicare, Inc.                                                 5,775          154,423
Staples, Inc.*                                                43,425          867,197



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





MAXIMUM HORIZON SERIES                                                SHARES   VALUE (NOTE 2)
--------------------------------------------------------------------  -------  ---------------
RETAIL - MISCELLANEOUS (continued)
Syms Corp.*                                                            10,850  $        60,760
                                                                               ---------------
                                                                                     1,513,705
                                                                               ---------------

RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 0.11%
Applied Extrusion Technologies, Inc.*                                  11,425           79,975
                                                                               ---------------

SECURITY & COMMODITY BROKERS, DEALERS & SERVICES - 5.54%
The Charles Schwab Corp.                                               52,450          597,406
J.P. Morgan Chase & Co.                                                40,575        1,424,182
Merrill Lynch & Co., Inc.                                              12,700          532,638
Morgan Stanley Dean Witter & Co.                                       14,625          697,905
T. Rowe Price Group, Inc.                                              19,050          668,083
                                                                               ---------------
                                                                                     3,920,214
                                                                               ---------------

TECHNICAL INSTRUMENTS & SUPPLIES - 8.62%
LABORATORY ANALYTICAL INSTRUMENTS - 5.00%
Applera Corp. - Applied Biosystems Group                              100,750        1,724,840
Biacore International AB - ADR* (Sweden) (Note 7)                       1,800           43,650
Bruker AXS, Inc.*                                                      56,750          152,090
Millipore Corp.                                                        39,075        1,561,046
Varian, Inc.*                                                           1,650           55,671
                                                                               ---------------
                                                                                     3,537,297
                                                                               ---------------

MISCELLANEOUS - 3.62%
Affymetrix, Inc.*                                                       1,600           40,592
Boston Scientific Corp.*                                                6,225          155,127
Eastman Kodak Co.                                                      71,925        2,316,704
Hologic, Inc.*                                                          1,625           26,374
Luminex Corp.*                                                          3,150           20,191
                                                                               ---------------
                                                                                     2,558,988
                                                                               ---------------
                                                                                     6,096,285
                                                                               ---------------

TELECOMMUNICATION SERVICES - 7.20%
BellSouth Corp.                                                        33,200        1,007,620
SBC Communications, Inc.                                               24,250          753,205
Telecomunicacoes Brasileiras S.A. (Telebras) - ADR (Brazil) (Note 7)   39,650        1,240,252
Verizon Communications, Inc.                                           28,375        1,138,121
The Walt Disney Co.                                                    41,350          958,493
                                                                               ---------------
                                                                                     5,097,691
                                                                               ---------------

TEXTILE MILL PRODUCTS - 0.23%
Albany International Corp. - Class A                                    6,350          159,893
                                                                               ---------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  April  30,  2002  (unaudited)





MAXIMUM HORIZON SERIES                                                      SHARES/PRINCIPAL AMOUNT    VALUE (NOTE 2)
------------------------------------------------------------------------  -------------------------  ---------------

TRANSPORTATION EQUIPMENT - 0.39%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)                     3,437    $       79,154
Wabash National Corp.                                                                       11,775           115,277
Wabtec Corp.                                                                                 5,500            84,095
                                                                                                      ---------------
                                                                                                             278,526
                                                                                                      ---------------

WATER TRANSPORTATION - 1.49%
Carnival Corp.                                                                              27,925           930,182
Trico Marine Services, Inc.*                                                                14,950           122,291
                                                                                                      ---------------
                                                                                                          1,052,473
                                                                                                     ---------------

WHOLESALE TRADE - DURABLE GOODS - 0.27%
Apogent Technologies, Inc.*                                                                 4,800           111,360
Newpark Resources, Inc.*                                                                    9,350            78,259
                                                                                                     ---------------
                                                                                                            189,619
                                                                                                     ---------------

TOTAL COMMON STOCKS
(Identified Cost $65,579,178)                                                                            63,637,523
                                                                                                     ---------------

WARRANTS - 0.00%**
Orbital Sciences Corp., 8/31/2004                                                              173              588
                                                                                                     ---------------

U.S. TREASURY SECURITIES - 8.47%
U.S. Treasury Bond, 5.50%, 8/15/2028
(Identified Cost $6,055,194)                                                            $6,200,000        5,992,685
                                                                                                     ---------------

SHORT-TERM INVESTMENTS - 2.11%
Dreyfus Treasury Cash Management Fund
(Identified Cost $1,495,722)                                                             1,495,722        1,495,722
                                                                                                     ---------------

TOTAL INVESTMENTS - 100.51%
(Identified Cost $73,130,094)                                                                            71,126,518

LIABILITIES, LESS OTHER ASSETS - (0.51%)                                                                   (363,099)
                                                                                                     ---------------

NET ASSETS - 100%                                                                                    $   70,763,419
                                                                                                     ===============



*Non-income  producing  security
**Less  than  0.01%
ADR  =  American  Depository  Receipt

FEDERAL  TAX  INFORMATION:

At April 30, 2002, the net unrealized depreciation based on identified cost for federal income tax purposes of $73,130,094 was as follows:



Unrealized appreciation        $  3,870,820
Unrealized depreciation          (5,874,396)
                               -------------
UNREALIZED DEPRECIATION - NET   ($2,003,576)
                               =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities  -  Maximum  Horizon  Series (unaudited)



APRIL  30,  2002



ASSETS:
Investments, at value (identified cost $73,130,094) (Note 2)                    $71,126,518
Foreign currency, at value (cost $3)                                                      3
Receivable for fund shares sold                                                     155,301
Dividends receivable                                                                138,070
Interest receivable                                                                  70,649
Receivable for securities sold                                                       10,998
Foreign tax reclaims receivable                                                       4,062
                                                                                ------------

TOTAL ASSETS                                                                     71,505,601
                                                                                ------------

LIABILITIES:

Accrued management fees (Note 3)                                                     79,682
Accrued transfer agent fees (Note 3)                                                  8,193
Accrued fund accounting fees (Note 3)                                                 2,396
Accrued directors' fees (Note 3)                                                      1,693
Payable for securities purchased                                                    598,902
Payable for fund shares repurchased                                                  35,619
Other payables and accrued expenses                                                  15,697
                                                                                ------------

TOTAL LIABILITIES                                                                   742,182
                                                                                ------------

TOTAL NET ASSETS                                                                $70,763,419
                                                                                ============

NET ASSETS CONSIST OF:

Capital stock                                                                   $    53,658
Additional paid-in-capital                                                       71,786,818
Undistributed net investment income                                                 230,372
Accumulated net realized gain on investments and other assets and liabilities       696,054
Net unrealized depreciation on investments and other assets and liabilities      (2,003,483)
                                                                                ------------

TOTAL NET ASSETS                                                                $70,763,419
                                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE - CLASS A
($70,763,419/5,365,792 shares)                                                  $     13.19
                                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations  -  Maximum  Horizon  Series  (unaudited)



FOR  THE  SIX  MONTHS  ENDED  APRIL  30,  2002



INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $3,093)     $  386,988
Interest                                               198,702
                                                    -----------

Total Investment Income                                585,690
                                                    -----------

EXPENSES:

Management fees (Note 3)                               270,884
Fund accounting fees (Note 3)                           27,195
Transfer agent fees (Note 3)                            26,810
Directors' fees (Note 3)                                 3,323
Audit fees                                              13,388
Custodian fees                                           7,253
Miscellaneous                                           12,569
                                                    -----------

Total Expenses                                         361,422

Less reduction of expenses (Note 3)                    (36,202)
                                                    -----------

Net Expenses                                           325,220
                                                    -----------

NET INVESTMENT INCOME                                  260,470
                                                    -----------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS:

Net realized gain on -
Investments                                          1,328,506
Foreign currency and other assets and liabilities            4
                                                    -----------
                                                     1,328,510
                                                    -----------

Net change in unrealized appreciation on -
Investments                                            243,868
Foreign currency and other assets and liabilities           53
                                                    -----------
                                                       243,921
                                                    -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS      1,572,431
                                                    -----------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                     $1,832,901
                                                    ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes in Net Assets  -  Maximum  Horizon  Series





                                                          FOR THE
                                                         SIX MONTHS     FOR THE
                                                           ENDED          YEAR
                                                         4/30/02         ENDED
                                                        (UNAUDITED)     10/31/01
                                                        ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $   260,470   $   354,209
Net realized gain on investments                          1,328,510       741,543
Net change in unrealized depreciation
on investments                                              243,921    (3,294,273)
                                                        ------------  ------------
Net increase (decrease) from operations                   1,832,901    (2,198,521)
                                                        ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                 (275,961)   (1,061,155)
From net realized gain on investments                    (1,348,916)   (4,153,184)
                                                        ------------  ------------
Total distributions to shareholders                      (1,624,877)   (5,214,339)
                                                        ------------  ------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)    42,627,428     5,333,844
                                                        ------------  ------------

Net increase (decrease) in net assets                    42,835,452    (2,079,016)
                                                        ------------  ------------

NET ASSETS:

Beginning of period                                      27,927,967    30,006,983
                                                        ------------  ------------

END OF PERIOD (including undistributed net investment
income of $230,372 and $245,863, respectively)          $70,763,419   $27,927,967
                                                        ============  ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights  -  Maximum  Horizon  Series





                                                      FOR THE
                                                     SIX MONTHS
                                                       ENDED
                                                     4/30/02                            FOR THE YEARS ENDED
                                                    (UNAUDITED)        10/31/01            10/31/00      10/31/99      10/31/98
                                                    ------------  ---------------------  ------------  ------------  ------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD                     12.85   $              16.45   $     14.33   $     12.10   $     14.24
                                                    ------------  ---------------------  ------------  ------------  ------------

Income from investment operations:
Net investment income                                      0.05                   0.15          0.21          0.18          0.13
Net realized and unrealized gain (loss) on
investments                                                1.00                  (0.95)         3.57          3.06         (0.93)
                                                    ------------  ---------------------  ------------  ------------  ------------

Total from investment operations                           1.05                  (0.80)         3.78          3.24         (0.80)
                                                    ------------  ---------------------  ------------  ------------  ------------

Less distributions to shareholders:
From net investment income                                (0.12)                 (0.56)        (0.22)        (0.22)        (0.12)
From net realized gain on investments                     (0.59)                 (2.24)        (1.44)        (0.79)        (1.22)
                                                    ------------  ---------------------  ------------  ------------  ------------

Total distributions to shareholders                       (0.71)                 (2.80)        (1.66)        (1.01)        (1.34)
                                                    ------------  ---------------------  ------------  ------------  ------------

NET ASSET VALUE - END OF PERIOD                     $     13.19   $              12.85   $     16.45   $     14.33   $     12.10
                                                    ============  =====================  ============  ============  ============

Total return 1                                             8.23%                (6.00%)        28.35%        26.34%       (5.99%)

Ratios (to average net assets)/Supplemental data:
Expenses*                                                1.20% 2                  1.20%         1.20%         1.20%         1.20%
Net investment income                                    0.97% 2                  1.10%         1.26%         0.93%         1.25%

Portfolio turnover                                           45%                   109%           84%           96%           60%

NET ASSETS - END OF PERIOD (000's omitted)          $    70,763   $             27,928   $    30,007   $    21,515   $    18,705
                                                    ============  =====================  ============  ============  ============






                                                FOR THE YEARS ENDED
                                                      10/31/97
                                                    ------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING OF PERIOD               $     11.38
                                                    ------------

Income from investment operations:
Net investment income                                      0.10
Net realized and unrealized gain (loss) on
investments                                                2.92
                                                    ------------

Total from investment operations                           3.02
                                                    ------------

Less distributions to shareholders:
From net investment income                                (0.08)
From net realized gain on investments                     (0.08)
                                                    ------------

Total distributions to shareholders                       (0.16)
                                                    ------------

NET ASSET VALUE - END OF PERIOD                     $     14.24
                                                    ============

Total return 1                                            26.77%

Ratios (to average net assets)/Supplemental data:
Expenses*                                                  1.20%
Net investment income                                      0.94%

Portfolio turnover                                          115%

NET ASSETS - END OF PERIOD (000's omitted)          $     9,852
                                                    ============




* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:


0.14% 2        0.30%                   0.14%         0.08%          0.12%           0.35%




1Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions.
2Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Note  to  Financial  Statements  (unaudited)



1.     ORGANIZATION
Defensive Series, Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series (each the "Series") are no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

These series are asset allocation funds. Each invests in a combination of stocks, bonds, and cash and is managed according to specific goals. The goals are as follows: Defensive Series - primary goal is preservation of capital; secondary goal is long-term growth of capital. Blended Asset Series I - equal emphasis on long-term growth of capital and preservation of capital. Blended Asset Series II - primary goal is long-term growth of capital; secondary goal is preservation of capital. Maximum Horizon Series - long-term growth of capital.

Each Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of April 30, 2002, 1,017.5 million shares have been designated in total among 19 series, of which 37.5 million each have been designated as Defensive Series Class A, Blended Asset Series I Class A, and Blended Asset Series II Class A Common Stock, and 75 million have been designated as Maximum Horizon Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, and options, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds, corporate bonds, and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Notes  to  Financial  Statements  (unaudited)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES  (continued)
Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

Interest income, including amortization of premium and accretion of certain discount securities, is earned from settlement date and accrued daily. Discounts on original issue discount bonds are accreted according to yield-to-maturity basis.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. A Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders of net investment income are made semi-annually.
Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including losses deferred due to wash sales, investments in passive foreign investment companies, foreign currency gains and losses, paydown gains and losses on mortgage backed securities, market discount, and the Series' use of the tax accounting practice known as equalization. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. A Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investments.

Notes  to  Financial  Statements  (unaudited)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counter parties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain (loss) is recorded as unrealized gain (loss) until a contract has been closed. Realized and unrealized gain (loss) arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward foreign currency exchange contracts.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

At April 30, 2002, there were no open forward foreign currency exchange contracts.


OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

CHANGE  IN  ACCOUNTING  PRINCIPLE
As required, effective November 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to November 1, 2001, the Series did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Series, but resulted in the following changes, based on the securities held by the Series on November 1, 2001:

DEFENSIVE  SERIES
Increase  cost  of  accumulated  net  investment  income     $15,754
Decrease  unrealized  appreciation  (depreciation)           $15,754

BLENDED  ASSET  SERIES  I
Increase  cost  of  accumulated  net  investment  income     $3,256
Decrease  unrealized  appreciation  (depreciation)           $3,256

BLENDED  ASSET  SERIES  II
Increase  cost  of  accumulated  net  investment  income     $29,323
Decrease  unrealized  appreciation  (depreciation)           $29,323

Notes  to  Financial  Statements  (unaudited)



2.     SIGNIFICANT  ACCOUNTING  POLICIES  (continued)

CHANGE  IN  ACCOUNTING  PRINCIPLE  (continued)
The  effect  of  this  change  for  the  six  months  ended  April 30, 2002 was:

DEFENSIVE  SERIES
Increase  net  investment  income                           $3,624
Decrease  net  unrealized  appreciation  (depreciation)     $2,855
Decrease  net  realized  gains  (losses)                      $769

BLENDED  ASSET  SERIES  I
Increase  net  investment  income                             $992
Decrease  net  unrealized  appreciation  (depreciation)       $992

BLENDED  ASSET  SERIES  II
Increase  net  investment  income                           $10,247
Decrease  net  unrealized  appreciation  (depreciation)     $10,247

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation. There was no impact on the Maximum Horizon Series.


3.   TRANSACTIONS  WITH  AFFILIATES
The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc., doing business as Exeter Asset Management (the "Advisor"), for which each Series pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.80% for Defensive Series and 1.00% for Blended Asset Series I, Blended Asset Series II and Maximum Horizon Series, of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses for the Series at no more than 1.00% for Defensive Series and 1.20% for Blended Asset Series I, Blended Asset Series II, and Maximum Horizon Series, of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $20,877 and assumed expenses amounting to $43,867 for Defensive Series and waived fees of $49,703 for Blended Asset Series I and $36,202 for Maximum Horizon Series, for the six months ended April 30, 2002, which is reflected as a reduction of expenses on the Statement of Operations.

Notes  to  Financial  Statements  (unaudited)



3.     TRANSACTIONS  WITH  AFFILIATES  (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

The Advisor acts as the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Fund also pays the Advisor an annual fee of $10,000 for each additional active class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pay an annual fee of $25,000 per Class, an additional $37.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. under which BISYS will serve as sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the six months ended April 30, 2002, purchases and sales of securities, other than short-term securities, were as follows:



                          PURCHASES                 SALES
                  ------------------------  ------------------------
                     Other                     Other
Series              Issuers    Government     Issuers    Government
----------------  -----------  -----------  -----------  -----------
Defensive         $ 1,266,021  $ 2,344,059  $ 1,102,720  $ 1,206,743
Blended Asset I    18,582,631   14,523,816    6,616,247        9,386
Blended Asset II   84,668,276   45,899,166   32,687,833    4,719,141
Maximum Horizon    56,741,974    8,688,400   18,953,975    4,563,280




5.   CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Class  A  Common  Stock  were:



                          For the Six Months                   For the Year
                             Ended 4/30/02                    Ended 10/31/01
               ----------------------------------  -----------------------------
                     Shares            Amount          Shares          Amount
               -------------------  -------------  ---------------  ------------
Defensive:
Sold                      563,942   $  6,008,080          247,228   $ 2,750,956
Reinvested                 26,026        273,008           33,069       359,125
Repurchased              (467,286)    (5,006,573)        (340,597)   (3,797,559)
               -------------------  -------------  ---------------  ------------
Net change                122,682   $  1,274,515          (60,300)  $  (687,478)
               ===================  =============  ===============  ============

Blended Asset I:
Sold                    4,914,107   $ 53,510,721          699,984   $ 7,897,301
Reinvested                100,276      1,077,972          208,792     2,305,138
Repurchased            (2,622,231)   (28,687,359)        (666,305)   (7,451,336)
               -------------------  -------------  ---------------  ------------
Net change              2,392,152   $ 25,901,334          242,471   $ 2,751,103
               ===================  =============  ===============  ============

Notes  to  Financial  Statements  (unaudited)



5.   CAPITAL  STOCK  TRANSACTIONS  (continued)

Transactions  in  shares  of  Class  A  Common  Stock  were  (continued):


                      For the Six Months              For the Year
                        Ended 4/30/02                Ended 10/31/01
                   --------------------------  -------------------------
                     Shares        Amount         Shares       Amount
                   -----------  -------------  -----------  ------------
Blended Asset II:
Sold               12,330,258   $160,712,587    1,344,582   $ 18,128,906
Reinvested            447,272      5,734,034      546,760      7,213,887
Repurchased        (5,964,509)   (77,999,397)  (1,602,952)   (21,286,171)
                   -----------  -------------  -----------  -------------
Net change          6,813,021   $ 88,447,224      288,390   $  4,056,622
                   ===========  =============  ===========  =============


Maximum Horizon:
Sold                5,797,665   $ 78,009,940      831,420   $ 11,799,330
Reinvested            123,239      1,621,827      377,604      5,214,251
Repurchased        (2,728,386)   (37,004,339)    (859,772)   (11,679,737)
                   -----------  -------------  -----------  -------------
Net change          3,192,518   $ 42,627,428      349,252   $  5,333,844
                   ===========  =============  ===========  =============




The Advisor owned 21,463 shares of Maximum Horizon Series and 25,241 shares of Defensive Series on April 30, 2002 and 20,356 shares of Maximum Horizon Series and 23,533 shares of Defensive Series on October 31, 2001.


6.     FINANCIAL  INSTRUMENTS
The Series may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on April 30, 2002.

7.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.